UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05364

American High-Income Trust
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2011

Courtney R. Taylor
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

American High-Income TrustSM

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Special feature

Understanding and managing the risks of high-yield bonds

▶ See page 4

Annual report for the year ended September 30, 2011

American High-Income Trust seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

This fund is one of the 33 American Funds. American Funds is one of the nation’s largest mutual fund families. For 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Results at a glance
For periods ended September 30, 2011, with all distributions reinvested

	Total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime
				(since 2/19/88)
American High-Income Trust
(Class A shares)	0.7%	5.0%	7.6%	8.3%

Barclays Capital U.S. Corporate High Yield
2% Issuer Capped Index*,†	1.7	7.3	8.9	—

Lipper High Current Yield Funds Index	0.9	4.8	7.0	6.7

Citigroup Broad Investment-Grade
(BIG) Bond Index†	5.3	6.7	5.8	7.3

*This index did not exist prior to December 31, 1992.
†The market indexes are unmanaged and, therefore, have no expenses.

Since its inception through September 30, 2011, American High-Income Trust ranked 3rd in total return among the 32 high current yield funds in existence throughout the period, according to Lipper. For the 10 years ended September 30, 2011, the fund ranked 77th of 232; for the five years ended September 30, 2011, it ranked 194th of 350; and for the 12 months ended September 30, 2011, it ranked 278th of 495. Lipper rankings do not reflect the effect of sales charges.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 25 and 26 for details.

The fund’s 30-day yield for Class A shares as of October 31, 2011, calculated in accordance with the U.S. Securities and Exchange Commission formula, was 7.97%. The fund’s distribution rate for Class A shares as of that date was 7.81%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

See page 3 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 30.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

After a strong start to the fiscal year beginning on October 1, 2010, growing concerns about the European sovereign debt crisis, policy uncertainty in the U.S. and weak global economic growth caused investors to sell off riskier assets in favor of higher quality investments such as Treasuries. The shift marked the end of a high-yield market rally that began in the aftermath of the 2008 financial crisis.

In this environment, American High-Income Trust reported a total return of 0.7% for the 12 months ended September 30, 2011, assuming the reinvestment of monthly dividends totaling 88 cents a share. Shareholders who reinvested dividends received an income return of 8.2% for the year. Those who elected to take their dividends in cash received an income return of 7.9% and saw the value of their holdings decline by 6.9%.

By comparison, the Lipper High Current Yield Funds Index, a benchmark of similar funds, posted a 0.9% total return, and the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index, which covers the universe of fixed-rate, non-investment-grade debt and limits the maximum exposure of any one issuer to 2%, earned 1.7%. The latter index is unmanaged and, therefore, has no expenses.

The year in review

The 2011 fiscal year was a tale of two markets. Throughout the first half of the period, liquidity in the credit markets, low default rates, an improving economy and strong investor demand helped high-yield bond markets post healthy returns. Companies were focused on reducing their leverage, lowering their debt burdens, extending their debt maturities and improving their balance sheets overall. In the first six months of the fiscal year, American High-Income Trust posted a 7.7% gain, with dividends reinvested.

But as the year progressed, market and investor sentiment weakened amid concerns that global economic growth was stalling and the European sovereign debt crisis was escalating. The European financial crisis, a reflection of high debt levels in Europe, sparked concerns about leverage and debt levels throughout the world. The high-yield market, which by definition is a market of leverage, was a target of those concerns. Investors sold off riskier assets in favor of the relative safety of higher quality bonds, causing U.S. Treasuries to rally. The fund posted a –6.5% return for the last half of the fiscal year, ending the 12 months relatively flat.

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[Begin Sidebar]
In this report

Special feature

4	Understanding and managing the risks of high-yield bonds

Contents

1	Letter to investors

3	The value of a long-term perspective

10	Summary investment
portfolio

15	Financial statements

31	Board of trustees and
other officers
[End Sidebar]

[Begin Sidebar]
High-yield bonds of companies that aren’t necessarily growing but are able to service their debt can provide a stream of income during periods of muted growth and can do reasonably well as part of a diversified portfolio.
[End Sidebar]

Finding opportunity in a volatile environment

The recent market weakness has made high-yield bond valuations more attractive, allowing the fund’s managers to become more fully invested through the second half of the year. Because we cannot depend on economic growth in the immediate future to fuel rapid credit improvement, we are seeking higher yielding investments that we believe can support their capital structures in a weak or stalled economy.

With that in mind, we have increased our ownership of leveraged loans, which tend to be more senior in the capital structure, which means they have better loss-protection features. They also tend to have floating rates, which will help protect against interest rate increases.

Because of the opportunity created by lower valuations, we are also taking more credit risk by increasing our investments in lower rated parts of the market.

While a weakening economy will be detrimental for high-yield bonds, a low-growth environment can be beneficial. In a low-growth and low-return environment, income can be a good way to generate investment returns. High-yield bonds of companies that aren’t necessarily growing but are able to service their debt can provide a stream of income during periods of muted growth and can do reasonably well as part of a diversified portfolio.

American High-Income Trust’s investment professionals focus on in-depth fundamental research to make the right credit selections and balance risk with return in different market environments. When choosing holdings for the portfolio, the fund’s investment professionals actively manage all dimensions of risk. To gain a better understanding of the risks associated with high-yield bonds and how we manage those risks in the portfolio, please see the feature on page 4.

Maintaining a long-term perspective

Despite the market challenges and the possibility of slow growth going forward, it is important for investors to maintain a long-term perspective. The last several years have certainly been volatile for investors, but over the long run high-yield bonds have provided attractive returns and a steady source of income. For the past 10-year period ended September 30, 2011, the fund’s shareholders earned an average annual total return of 7.6%, with dividends reinvested. That compares with a 7.0% average annual total return for the Lipper High Current Yield Funds Index and an 8.9% gain for Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index for that same period.

Those long-term returns surpassed other asset classes over the same 10-year time period. Investment-grade bonds, as measured by the Citigroup BIG Index, earned an average annual total return of 5.8% and Standard & Poor’s 500 Composite Index, a broad measure of mostly large U.S. stocks, posted a 2.8% annualized return. Both indexes are unmanaged and, therefore, have no expenses.

As always, we appreciate your continued support and long-term investment perspective.

Sincerely,

/s/ Paul G. Haaga, Jr.

Paul G. Haaga, Jr.
Vice Chairman

/s/ David C. Barclay

David C. Barclay
President

November 11, 2011

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

Here’s how a $10,000 investment in American High-Income Trust grew between February 19, 1988, when the fund began operations, and September 30, 2011, the end of its latest fiscal year. As you can see, that $10,000 grew to $62,731 with all distributions reinvested.

Fund results shown reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2

[begin mountain chart]
Year ended September 30	American High-Income Trust	Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index3,4	Lipper High Current Yield Funds Index5	Citigroup Broad Investment-Grade (BIG) Bond Index3	Consumer Price Index (inflation)6

2/19/88	$9,625	$10,000	$10,000	$10,000	$10,000
1988	10,182	10,447	10,475	10,222	10,328
1989	11,189	11,026	10,935	11,367	10,776
1990	10,735	10,047	9,570	12,237	11,440
1991	13,873	13,757	12,290	14,198	11,828
1992	16,376	16,573	15,132	15,999	12,181
1993	18,764	18,976	17,473	17,627	12,509
1994	19,066	19,580	17,899	17,063	12,879
1995	21,604	22,549	20,178	19,461	13,207
1996	24,570	25,035	22,644	20,423	13,603
1997	28,176	28,661	26,120	22,406	13,897
1998	27,491	29,160	25,688	24,975	14,103
1999	29,721	30,002	27,037	24,908	14,474
2000	31,295	30,288	27,021	26,632	14,974
2001	30,218	28,647	23,569	30,110	15,371
2002	28,442	28,400	22,814	32,632	15,603
2003	38,197	36,767	28,862	34,423	15,966
2004	42,235	41,372	32,215	35,738	16,371
2005	45,421	44,096	34,421	36,783	17,138
2006	49,174	47,286	36,744	38,147	17,491
2007	53,103	50,887	39,586	40,148	17,973
2008	46,800	45,540	35,054	41,947	18,861
2009	53,376	55,792	39,311	46,553	18,618
2010	62,318	65,967	46,058	50,168	18,831
2011	62,731	67,119	46,476	52,804	19,559
[end mountain chart]

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 4.75% prior to January 10, 2000.
3The market indexes are unmanaged and, therefore, have no expenses.

4From February 19, 1988, through December 31, 1992, the Credit Suisse High Yield Index was used because the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index did not yet exist. Since January 1, 1993, the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index has been used.

5Results for the Lipper High Current Yield Funds Index do not reflect sales charges.
6Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
7For the period February 19, 1988 (when the fund began operations) through September 30, 1988.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2011)*

	1 year	5 years	10 years
Class A shares	–3.08%	4.19%	7.17%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratio was 0.67% for Class A shares as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 25 and 26 for details.

Understanding and managing the risks of high-yield bonds

American High-Income Trust’s investment professionals explain the main types of risk associated with high-yield bonds and dispel some common misperceptions about investing in this market.

For many investors still recovering from the 2008-2009 financial crisis, risk has become a four-letter word. “Since 2008, there are some investors whose primary concern is to avoid risk,” says David Barclay, president of American High-Income Trust. “Although that’s an understandable reaction, the reality is that investing is always a risk. What investors can do is manage their exposure by taking risks appropriate to their time horizon and making sure their portfolios are well-diversified.”

With high-yield bonds, it’s understood that a certain amount of risk comes with the territory. Commonly referred to as “junk” bonds, they often pay higher yields than investment-grade bonds because they have a higher chance of default and are therefore rated lower by rating agencies. But investors often misunderstand the nature of that risk.

“People view bonds with high yields as having high risk,” says Richard Lewis, an analyst for the fund. “While that may sometimes be true, there are also companies where people assumed the risks to be very low because they were rated higher, and yet the company ended up having serious problems.”

Sometimes, the policy of being too cautious can be the biggest risk of all. “Some investors become so blinded by fear that they talk themselves out of investing altogether,” says Barclay, who is also a portfolio counselor for the fund. “There always will be reasons not to invest and there is always the possibility of losing money, but there’s also the opportunity cost of not investing at all.”

In the following pages, we talk with several of the fund’s investment professionals to better understand the various risks associated with high-yield bonds and the strategies used by American Funds analysts and traders to balance those risks with the potential for return.

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[photo of Richard Lewis]

[Begin Sidebar]
flexibility

“You can never predict all the financial outcomes, but you can try to understand the flexibilities and options a company may have in order to persevere through different environments.”

— Richard Lewis, analyst
[End Sidebar]

Credit analysis is key

In the world of high-yield bonds, credit analysis is crucial in managing risk. Credit risk measures how likely it is that the issuer may not be able to make its scheduled interest and principal payments. “Our analysts evaluate the potential impact of improving, stable or deteriorating credit,” says Barclay.

As part of his analysis, David Daigle, a portfolio counselor for the fund, looks at the underlying stability of the company’s earnings stream. “I think about how a company’s earnings could potentially weaken over a three- to five-year time horizon. Even if the company is at a record level of earnings, I think about what could happen that would impact profitability,” he says. “For example, if there is a health care provider that currently has strong earnings, but the vast majority of its revenues are from Medicare, what is the risk that Medicare reimbursement cuts could have a material adverse impact on these earnings over time?”

Irina Goedemans, an analyst with the fund, says her credit analysis is both quantitative and qualitative. The quantitative part of her analysis includes looking at a company’s cash flows, the sustainability of those cash flows and its capital structure. The capital structure represents a hierarchy of claims on a company and will determine the priority of that debt getting paid in the event of a corporate reorganization.

The qualitative part of her analysis focuses on the company’s management. “I build a relationship with management to understand whether they behave more conservatively or tend to take more risks,” says Goedemans. She also researches the industry by evaluating the competition and reading her colleagues’ research. “From that, I can come up with an expectation of cash flows and volatility of cash flows, and look at all the paths the company can take.”

Evaluating the creditworthiness of high-yield bonds can be complex, mainly because high-yield companies’ capital structures often have several layers of debt (senior secured, senior unsecured, subordinated), and most high-yield securities have covenants. Covenants are clauses in the formal debt agreement, usually designed to protect the lender, that dictate what each party can and cannot do.

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[Begin Sidebar]
liquidity

“Liquidity risk can negatively impact an actively managed portfolio in two ways. First, it can raise the cost of transacting and, second, it can limit your ability to transact altogether.”

— Jim Hudnall, trader
[End Sidebar]

Because of these complexities, the high-yield market is an area where in-depth research can add value. “We must analyze the overall attributes of a specific bond within the context of a capital structure that has multiple types of liabilities,” says Daigle, “and we need to understand the covenants and the extent to which they will provide protection for us as investors in the securities.”

Defaults don’t tell the whole story

Defaults occur when a company fails to make a scheduled interest or principal payment to a bondholder. The risk of default can be on principal or interest, or both. Myriad factors can lead to a default, including business cycle volatility and excessive leverage, as was the case in 2008. Other cycles where defaults became prominent were the 1990 recession and the aftermath of the technology bubble in 2002.

While the likelihood of defaults is certainly an issue, fixating on the default rate alone can be misleading because you miss a lot of the dynamics, says Lewis. “It goes back to what you are actually paying for the investment. You can generate a 0% default rate by selling investments right before they default, but that’s not necessarily beneficial for shareholders. We have sometimes bought companies’ bonds knowing they would default because we believed they offered good return potential. Our reasoning was that if the company converted some of its debt to equity, it could ease the burden on the company, allowing it to generate the cash flow needed to meet its debt obligations. So looking at the default rate alone gives you very little information about the returns of a portfolio. In fact, focusing only on avoiding defaults can be detrimental to shareholders.”

Preparing for “event” risk

Another type of risk, known as “event” risk, occurs whenever a company makes a decision to increase its debt load, which then causes the value of its bonds to decline or impacts its ability to make timely interest and principal payments to bondholders. “A company may be trying to buy back shares or fund an acquisition or dividend payment,” says Barclay. “In effect, the company increases its leverage and reduces its equity, causing its bonds to be downgraded.”

This type of risk can sometimes vary by industry. For example, if a particular industry is experiencing consolidation, more companies in that sector may make the decision to increase their debt levels in order to purchase a competing company.

Event risk can also encompass a variety of unforeseen situations that could result in an abrupt downgrade of a company’s corporate bonds, such as management changes, rising costs, regulatory shifts or a natural disaster. “In these circumstances, we try to imagine a company’s financial flexibility in different scenarios,” says Lewis. “Does it have assets it can sell? Can it raise capital in different ways in different markets?  You can never predict all the financial outcomes, but you can try to understand the flexibilities and options a company may have in order to persevere through different environments.”

The link between liquidity and price

Liquidity risk, which was a big issue during the financial crisis and leverage unwind of 2008-2009, refers to the investor’s ability to transact in a bond quickly and at an attractive price, as reflected in what is called the bid-ask spread. Much like the process of selling a home, a difference may exist between the prices sellers are asking and the prices buyers are bidding. When the gap is small, it produces greater liquidity because sellers can find buyers. When the spread rises on less actively traded bonds, liquidity tightens.

Because new financial regulations will restrict proprietary trading and effectively reduce the number of buyers and sellers in the market, liquidity will become an even greater risk than in recent years.

“Liquidity risk can negatively impact an actively managed portfolio in two ways. First, it can raise the cost of transacting and, second, it can limit your ability to transact altogether,” says Jim Hudnall, a trader for the fund. “Traders are the eyes and ears of the firm. It’s our job to understand the market’s ‘risk appetite’ before we make a decision to purchase a particular security.”

The risks are pronounced in the high-yield market, which can sometimes be less liquid than equities and other parts of fixed income. “High yield is a more ‘technical’ market than equities, meaning supply-demand characteristics play a more important role in determining bid-offer spreads. In general, there are more participants in equity markets and that leads to more buyers and sellers, and ultimately more liquidity.”

Experiencing the liquidity issues of 2008 and 2009 emphasized the benefits of being a contrarian in liquidity-challenged times, says Hudnall. “Buying into market weakness is a much more efficient way to invest than waiting for the market to turn positive and then trying to buy into strength,” he says. “In high yield, liquidity can be challenging both when the market is going down and when it is going up. When ‘the market’ wants to sell, you have to be ready to be a buyer, and when ‘the market’ wants to buy, you have to be willing to sell. A contrarian approach can be painful in the short term, but it pays off over the long run.”

[photo of David Barclay]
[Begin Sidebar]
“Some investors become so blinded by fear that they talk themselves out of investing altogether. There always will be reasons not to invest and there is always the possibility of losing money, but there’s also the opportunity cost of not investing at all.”

David Barclay
Portfolio counselor
[End Sidebar]

[photo of David Daigle]
[Begin Sidebar]
“There is always a tension between protecting against near-term losses and getting good long-term returns. We could choose to be ultra conservative — for example, we could totally protect ourselves against another European debt shock — but it may be at the cost of giving up attractive long-term returns.”

David Daigle
Portfolio counselor
[End Sidebar]

A long-term approach is also crucial. “We constantly evaluate all the potential risks and liquidity factors, particularly in good markets,” says Hudnall. “During the good times, it is tempting to reach for small incremental yield pickups, but ‘reaching’ often leads to buying less liquid securities that lag in bad markets. The old adage, ‘bad loans are made in good markets,’ still rings true. Having a long-term time horizon gives us confidence to stay in more liquid investments. If your goal is to beat the benchmark this quarter, you may feel more pressure to take a bad risk.”

Why rising rates can actually be good for high-yield bonds

Fixed-income investors understand that rising interest rates cause bond prices to decline. Longer maturity bonds are the most vulnerable when rates rise because they have a long future stream of interest rate payments that are now lower than the current rates, and so their bond prices must drop to compensate for the difference.

High-yield bonds, however, are not as susceptible to rising rates as other parts of the fixed-income market for two reasons. First, rising rates are usually a sign of an improving economy, which is beneficial to high-yield bonds, which often act more like stocks. And second, rising rates have a greater impact on bonds with longer maturity dates; because high-yield bonds are shorter in duration compared with the rest of the bond market, they are not as affected by a rate increase.

The fund’s investment professionals also have options to manage the effects of rising rates. “We can shorten our duration and invest in floating-rate instruments such as leveraged loans,” says Goedemans. “We can also invest in lower quality bonds, which tend to trade on an absolute yield basis and are less sensitive to interest rate risk.”

Daigle adds, “People tend to overestimate the interest rate risk with high-yield bonds, and underestimate the correlation with equities. A 20% decline in equities will represent a greater risk to high-yield bond prices than a 100-basis-point rise in Treasury bond yields.”

The pros and cons of reinvestment

A consequence of falling interest rates is reinvestment risk. Much like the homeowner who refinances his mortgage at a lower rate when rates decline, the same happens with issuers of corporate bonds. Many corporate bonds are callable, which means they can be redeemed or paid off prior to the bonds’ maturity dates. Typically, an issuer will call its bonds when interest rates drop, worsening the investor’s total return potential as a result. Analysts consider whether call options exist and when they may be exercised when determining the price they are willing to pay for a bond.

Because a bond fund is able to invest in hundreds of individual securities with varying maturity dates, it can better adapt to fluctuating rates and reinvestment risk than a portfolio with fewer bonds. As bonds in a fund with earlier dates mature, the proceeds from those bonds can be reinvested in bonds with higher interest rates. “For that reason, a fund is a lot safer from a diversification standpoint than individual bonds,” says Lewis. “In high yield, you have to face reinvestment constantly so we just deal with it on a constant, ongoing basis.”

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[photo of Irina Goedemans]

[Begin Sidebar]
opportunity

“We know the various drivers of our companies and have seen how they act in various environments. We can envision macro scenarios and translate how it will impact companies. That helps us to find opportunities and have conviction in them when they arrive.”

— Irina Goedemans, analyst
[End Sidebar]

As such, reinvestment is often viewed more as a portfolio strategy than a cyclical risk. “I don’t have high conviction about where interest rates and inflation will be in three years,” says Daigle, “so for now I am keeping my portfolio duration quite short, as I want the ability to reinvest over shorter cycles.”

The impact of economic downturns

Economic risk refers to the vulnerability of a bond to downturns in the economy. High-yield bonds behave more like stocks in periods of economic uncertainty, and will typically lose more of their principal value than investment-grade bonds as investors seek the safety of higher quality investments.

High-yield bonds also have a lower margin for error during these periods. “Some may only have a certain amount of free cash flow and others may rely on the ability to come to market in order to refinance maturing obligations,” says Goedemans.

The biggest issues right now are a weakening economic environment and the European sovereign debt crisis. “Our credit selections reflect these concerns,” says Goedemans, who is investing in companies that she believes will withstand a weak or stalled recovery. “We know the various drivers of our companies and have seen how they act in various environments. We can envision macro scenarios and translate how they will impact companies. That helps us to find opportunities and have conviction in them when they arrive.”

While a deteriorating economic environment will have a negative effect on high-yield bonds, periods of weak but positive growth can actually be advantageous. “Income can be a good way to generate investment returns in a low-growth and low-return environment,” says Barclay. “High-yield bonds of companies that can service their debt, even if they aren’t necessarily growing, can provide a stream of income during periods of sluggish growth and can serve a purpose in a diversified portfolio.”

A balance of risk and return

Ultimately, achieving the best returns with the least amount of risk is a matter of balance. “We actively manage the portfolio across all dimensions of risk,” says Daigle. “There is always a tension between protecting against near-term losses and getting good long-term returns. We could choose to be ultra conservative — for example, we could totally protect ourselves against another European debt shock — but it may be at the cost of giving up attractive long-term returns.”

Lewis adds, “Each investment is different. I weigh what I like versus what I worry about and how much we are getting paid in yield to own it. We always try to calibrate one investment opportunity relative to other bonds, which have different sets of risks, opportunities and valuation. While we do a similar kind of risk-return analysis with every bond we consider for the portfolio, we can never use a single lens for understanding the risks in every investment.” ■

Summary investment portfolio  September 30, 2011

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Portfolio by type of security (percent of net assets)
U.S. corporate bonds & notes	63.9%
Corporate bonds & notes of issuers outside the U.S.	13.1
Corporate loans	11.4
Other	3.6
Common stocks & warrants	1.6
Convertible securities	0.9
Preferred securities	0.6
Short-term securities & other assets less liabilities	4.9
[end pie chart]

	Principal		Percent
	amount	Value	of net
Bonds, notes & other debt instruments - 91.95%	(000)	(000)	assets
Corporate bonds, notes & loans - 88.37%
Consumer discretionary - 24.51%
MGM Resorts International:
5.875% 2014	$82,445	$75,643
6.625%-13.00% 2012-2020	238,118	234,186
Mandalay Resort Group 6.375% 2011	4,150	4,129	1.97%
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp.:
7.25% 2017	70,900	71,255
7.875%-8.125% 2018-2020	78,600	81,228
Charter Communications Operating, LLC, Term Loan B, 7.25% 2014 (1) (2) (3)	28	28
Charter Communications, Inc. 13.50% 2016	47,704	54,621
CCO Holdings LLC and CCO Holdings Capital Corp. 7.00% 2019	10,000	9,750	1.36
Univision Communications Inc.,:
Term Loan, 4.489% 2017 (1) (2) (3)	133,119	112,357
6.875%-8.50% 2019-2021 (4)	75,605	61,696	1.09
Virgin Media Finance PLC:
Series 1, 9.50% 2016	88,775	96,321
8.375% 2019 (4)	57,435	61,312
Virgin Media Secured Finance PLC 6.50% 2018	9,325	9,954	1.05
Michaels Stores, Inc.:
0%/13.00% 2016 (5)	67,520	69,883
Term Loans 2.50%-4.75% 2013-2016 (1) (2) (3)	23,223	22,264
7.75%-11.375% 2016-2018	76,100	72,386	1.03
Needle Merger Sub Corp. 8.125% 2019 (4)	122,990	107,616	.67
Nara Cable Funding Ltd. 8.875% 2018	€93,800	103,039	.64
Neiman Marcus Group, Inc., Term Loan B, 4.75% 2018 (1) (2) (3)	$102,945	95,467	.60
Clear Channel Worldwide Holdings, Inc., Series B, 9.25% 2017	82,450	84,717	.53
Allison Transmission Holdings, Inc. 11.00% 2015 (4)	73,035	75,956	.48
DISH DBS Corp 6.75% 2021 (4)	74,265	71,294	.45
Revel Entertainment, Term Loan B, 9.00% 2018 (1) (2) (3)	83,325	69,368	.43
Bon-Ton Department Stores, Inc. 10.25% 2014	85,775	69,049	.43
Mediacom Broadband LLC and Mediacom Broadband Corp. 8.50% 2015	67,753	67,753	.42
Other securities		2,134,804	13.36
		3,916,076	24.51

Telecommunication services - 11.42%
Nextel Communications, Inc.:
Series E, 6.875% 2013	46,088	45,051
Series F, 5.95% 2014	117,065	110,334
Series D, 7.375% 2015	178,423	169,948
Sprint Capital Corp. 8.375%-8.75% 2012-2032	11,800	11,553
Sprint Nextel Corp. 6.00% 2016	12,000	10,380	2.17
Clearwire Communications and Clearwire Finance, Inc.:
Series B, 12.00% 2015 (4)	136,130	116,051
Series A, 12.00% 2015 (4)	129,180	110,126
12.00% 2017 (4)	87,930	53,198	1.75
Cricket Communications, Inc.:
7.75% 2016	151,590	152,916
7.75%-10.00% 2015-2020	49,245	46,622	1.25
Wind Acquisition SA:
11.75% 2017 (4)	127,465	108,983
7.25% 2018 (4)	30,530	26,141
7.375% 2018	€21,915	24,957	1.00
Level 3 Escrow Inc. 8.125% 2019 (4)	$96,750	85,745	.54
Trilogy International Partners, LLC, 10.25% 2016 (4)	85,890	84,602	.53
LightSquared, Term Loan B, 12.00% 2014 (2) (3) (6)	147,173	72,430	.45
Digicel Group Ltd. 12.00% 2014 (4)	61,825	69,553	.44
Other securities		525,415	3.29
		1,824,005	11.42

Financials - 10.82%
Realogy Corp.:
10.50% 2014	1,000	865
Letter of Credit, 4.518% 2016 (1) (2) (3)	14,852	12,120
Term Loan B, 4.522% 2016 (1) (2) (3)	148,893	121,507
Second Lien Term Loan A, 13.50% 2017 (2) (3)	147,699	143,268
7.875% 2019 (4)	150,435	114,331	2.45
CIT Group Inc. Series A:
7.00% 2014 (2)	12,585	12,852
7.00% 2015	164,536	163,508
7.00% 2016	167,495	162,679	2.12
Other securities		997,083	6.25
		1,728,213	10.82

Industrials - 9.91%
Hawker Beechcraft Acquisition Co., LLC:
Letter of Credit, 2.146% 2014 (1) (2) (3)	9,456	6,564
Term Loan B, 2.369% 2014 (1) (2) (3)	156,753	108,808
Term Loan B, 10.50% 2014 (1) (2) (3)	22,071	19,257
8.50%-9.75% 2015-2017 (1) (6)	65,620	27,495	1.02
Ply Gem Industries, Inc. 8.25% 2018	142,150	116,563	.73
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	121,680	99,169	.62
DAE Aviation Holdings, Inc. 11.25% 2015 (4)	80,629	81,838	.51
Other securities		1,123,978	7.03
		1,583,672	9.91

Health care - 8.51%
Elan Finance PLC and Elan Finance Corp.:
8.875% 2013	90,830	94,009
8.75% 2016	115,660	120,286
8.75% 2016	45,885	48,294	1.64
VWR Funding, Inc., Series B, 10.25% 2015 (1) (6)	138,533	137,841	.86
Quintiles, Term Loan B, 5.00% 2018 (1) (2) (3)	137,176	129,431	.81
PTS Acquisition Corp. 9.50% 2015 (1) (6)	120,218	110,300	.69
Other securities		719,909	4.51
		1,360,070	8.51

Information technology - 7.09%
First Data Corp.:
Term Loan B2, 2.985% 2014 (1) (2) (3)	69,455	60,535
12.625% 2021 (4)	190,117	141,637
8.75% 2022 (1) (4) (6)	106,127	84,371
7.375%-11.25% 2015-2021 (4) (6)	203,025	155,986	2.77
Freescale Semiconductor, Inc.:
Term Loan, 4.472% 2016 (1) (2) (3)	19,735	18,131
10.125% 2016	87,627	89,599
9.25%-10.125% 2018 (4)	86,911	90,263	1.24
NXP BV and NXP Funding LLC:
10.00% 2013 (7)	$77,049	85,428
2.999%-9.75% 2013-2018 (1) (4)	58,084	60,797
4.355%-8.625% 2013-2015 (1) (2)	€10,223	13,831	1.00
Blackboard Inc., Term Loan B, 7.50% 2018 (1) (2) (3)	76,925	71,694	.45
Other securities		260,728	1.63
		1,133,000	7.09

Materials - 5.29%
Reynolds Group:
9.875% 2019 (4)	80,890	71,588
7.125%-9.00% 2016-2019 (4)	160,930	150,765	1.39
Georgia Gulf Corp. 9.00% 2017 (4) (8)	92,490	93,877	.59
Other securities		528,680	3.31
		844,910	5.29

Energy - 3.88%
Petroplus Finance Ltd.:
6.75% 2014 (4)	75,767	66,296
7.00% 2017 (4)	107,488	87,603
9.375% 2019 (4)	32,210	27,701	1.14
Other securities		438,416	2.74
		620,016	3.88

Consumer staples - 3.84%
SUPERVALU INC. 8.00% 2016	81,860	77,767	.49
Other securities		535,959	3.35
		613,726	3.84

Utilities - 3.10%
Intergen Power 9.00% 2017 (4)	71,950	73,569	.46
Other securities		421,897	2.64
		495,466	3.10

Total corporate bonds, notes & loans		14,119,154	88.37

Other - 3.58%
Other securities		571,098	3.58

Total bonds, notes & other debt instruments (cost: $15,301,044,000)		14,690,252	91.95

		Value	of net
Convertible securities - 0.94%		(000)	assets

Telecommunication services - 0.16%
Clearwire Corp. 8.25% convertible notes 2040 (4)	$7,722	3,803	.02
Other securities		22,253	.14
		26,056	.16

Other - 0.78%
Other securities		123,995	.78

Total convertible securities (cost: $152,489,000)		150,051	.94

Preferred securities - 0.61%

Other - 0.61%
Other securities		97,814	.61

Total preferred securities (cost: $104,487,000)		97,814	.61

			Percent
		Value	of net
Common stocks - 1.53%	Shares	(000)	assets

Financials - 0.20%
CIT Group Inc. (9)	124,904	3,793	.02
Other securities		27,960	.18
		31,753	.20

Energy - 0.09%
Petroplus Holdings AG (9)	2,440,000	13,783	.09

Other - 1.24%
Other securities		199,078	1.24

Total common stocks (cost: $255,792,000)		244,614	1.53

			Percent
	Shares	Value	of net
Warrants - 0.04%		(000)	assets

Consumer discretionary - 0.04%
Charter Communications, Inc., warrants, expire 2014 (9) (10)	13,390	151	.01
Other securities		4,835	.03
		4,986	.04

Other - 0.00%
Other securities		641	.00

Total warrants (cost: $45,203,000)		5,627	.04

	Principal		Percent
	amount	Value	of net
Short-term securities - 2.95%	(000)	(000)	assets

Freddie Mac 0.11%-0.21% due 11/9/2011-6/7/2012	$114,540	$114,506	.72
Coca-Cola Co. 0.09%-0.10% due 10/24-11/16/2011 (4)	90,800	90,790	.57
Other securities		266,235	1.66

Total short-term securities (cost: $471,464,000)		471,531	2.95

Total investment securities (cost: $16,330,479,000)		15,659,889	98.02
Other assets less liabilities		316,674	1.98

Net assets		$15,976,563	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is either shown in the summary investment portfolio or included in the value of "Other securities" under the respective industry sectors. Further details on such holdings and related transactions during the year ended September 30, 2011, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 9/30/2011 (000)
Georgia Gulf Corp. 9.00% 2017 (4)	$90,285,000	$2,205,000	-	$92,490,000	$8,248	$93,877
Georgia Gulf Corp. (9)	4,809,206	525,000	3,135,798	2,198,408	-	30,404
Georgia Gulf Corp. 10.75% 2016	$5,388,000	-	-	$5,388,000	587	5,630
Nortek Inc. 10.00% 2018 (4)	-	$50,485,000	-	$50,485,000	3,921	46,951
Nortek Inc. 8.50% 2021 (4)	-	$51,015,000	-	$51,015,000	1,374	41,322
Nortek, Inc. (9)	793,646	-	-	793,646	-	17,064
Nortek, Inc. 11.00% 2013	$66,164,079	$9,500,000	$75,664,079	-	3,255	-
Cooper-Standard Holdings Inc. (4) (9)	1,139,235	85,450	-	1,224,685	-	51,437
Cooper-Standard Holdings Inc. 7.00% convertible preferred (4) (10)	101,063	-	1,376	99,687	836	19,056
Cooper-Standard Holdings Inc., warrants, expire 2017 (4) (9) (10)	190,869	5,096	-	195,965	-	4,801
American Media, Inc. (7) (9) (10)	-	1,122,345	-	1,122,345	-	14,366
American Media, Inc.	823,272	-	823,272	-	-	-
American Media, Inc. 13.50% 2018	-	$3,723,386	$3,723,386	-	40	-
American Media Operations, Inc. 9.00% 2013	$3,548,854	$159,698	$3,708,552	-	21	-
American Media Operations, Inc. 14.00% 2013	$45,751,556	-	$45,751,556	-	1,247	-
Clarent Hospital Corp. Liquidating Trust (11)	576,849	-	576,849	-	-	-
					$19,529	$324,908

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Coupon rate may change periodically.
(2) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(3) Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in "Other securities," was $1,816,000,000, which represented 11.37% of the net assets of the fund.

(4) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $5,246,784,000, which represented 32.84% of the net assets of the fund.

(5) Step bond; coupon rate will increase at a later date.
(6) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(7) Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. This security (acquired 7/17/2009 at a cost of $68,045,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in "Other securities," was $144,126,000, which represented .90% of the net assets of the fund. These securities were acquired from 12/17/2007 to 9/16/2011 at an aggregate cost of $143,409,000.

(8) Represents an affiliated company as defined under the Investment Company Act of 1940.
(9) Security did not produce income during the last 12 months.
(10) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Other securities," was $296,833,000, which represented 1.86% of the net assets of the fund.

(11) Unaffiliated issuer at 9/30/2011.

Key to symbol
€ = Euros

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2011	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $16,012,509)	$15,334,981
Affiliated issuers (cost: $317,970)	324,908	$15,659,889
Cash		31,393
Unrealized appreciation on open forward currency contracts		5,955
Receivables for:
Sales of investments	115,988
Sales of fund's shares	27,660
Closed forward currency contracts	2,196
Dividends and interest	357,081	502,925
		16,200,162
Liabilities:
Unrealized depreciation on open forward currency contracts		120
Payables for:
Purchases of investments	171,376
Repurchases of fund's shares	33,934
Dividends on fund's shares	6,974
Closed forward currency contracts	163
Investment advisory services	4,321
Services provided by related parties	6,389
Trustees' deferred compensation	180
Other	142	223,479
Net assets at September 30, 2011		$15,976,563

Net assets consist of:
Capital paid in on shares of beneficial interest		$17,623,353
Undistributed net investment income		34,947
Accumulated net realized loss		(1,015,881)
Net unrealized depreciation		(665,856)
Net assets at September 30, 2011		$15,976,563

	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized (1,542,218 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$11,223,267	1,083,382	$10.36
Class B	263,749	25,460	10.36
Class C	1,228,396	118,577	10.36
Class F-1	1,264,157	122,029	10.36
Class F-2	568,036	54,832	10.36
Class 529-A	260,743	25,170	10.36
Class 529-B	15,887	1,534	10.36
Class 529-C	100,980	9,748	10.36
Class 529-E	14,677	1,417	10.36
Class 529-F-1	14,200	1,371	10.36
Class R-1	20,005	1,931	10.36
Class R-2	200,145	19,320	10.36
Class R-3	266,160	25,692	10.36
Class R-4	208,266	20,104	10.36
Class R-5	223,673	21,591	10.36
Class R-6	104,222	10,060	10.36

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2011	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $49;
also includes $18,693 from affiliates)	$1,433,346
Dividends (also includes $836 from affiliates)	11,147	$1,444,493

Fees and expenses*:
Investment advisory services	53,627
Distribution services	55,499
Transfer agent services	14,182
Administrative services	8,485
Reports to shareholders	929
Registration statement and prospectus	491
Trustees' compensation	142
Auditing and legal	132
Custodian	246
State and local taxes	155
Other	678
Total fees and expenses before reimbursement	134,566
Less reimbursement of fees and expenses	91
Total fees and expenses after reimbursement		134,475
Net investment income		1,310,018

Net realized gain and unrealized depreciation
on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (includes $341 net gain from affiliates)	550,425
Forward currency contracts	(667)
Currency transactions	739	550,497
Net unrealized (depreciation) appreciation on:
Investments	(1,737,817)
Forward currency contracts	7,686
Currency translations	(1,725)	(1,731,856)
Net realized gain and unrealized depreciation
on investments, forward currency contracts and currency		(1,181,359)
Net increase in net assets resulting
from operations		$128,659

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)
	Year ended September 30
	2011	2010
Operations:
Net investment income	$1,310,018	$1,283,077
Net realized gain on investments, forward currency contracts and currency transactions	550,497	165,208
Net unrealized (depreciation) appreciation on investments, forward currency contracts and currency translations	(1,731,856)	984,640
Net increase in net assets resulting from operations	128,659	2,432,925

Dividends paid or accrued to shareholders from net investment income	(1,350,032)	(1,193,041)

Net capital share transactions	305,028	632,268

Total (decrease) increase in net assets	(916,345)	1,872,152

Net assets:
Beginning of year	16,892,908	15,020,756
End of year (including undistributed
net investment income: $34,947 and $79,931, respectively)	$15,976,563	$16,892,908

See Notes to Financial Statements

Notes to financial statements

1.	Organization

American High-Income Trust (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company.  The fund seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds. Effective December 1, 2010, the fund reorganized from a Massachusetts business trust to a Delaware statutory trust in accordance with a proposal approved by shareholders on November 24, 2009.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Loan transactions – The fund may enter into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and asked prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications – The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2011 (dollars in thousands):

Investment securities:	Level 1	Level 2	Level 3	Total
Bonds, notes & other debt instruments:
Corporate bonds, notes, & loans	$-	$13,862,090	$257,064	$14,119,154
Other	-	571,098	-	571,098
Convertible securities	16,569	133,482	-	150,051
Preferred securities	17,988	79,826	-	97,814
Common stocks	229,528	-	15,086	244,614
Warrants	-	5,593	34	5,627
Short-term securities	-	471,531	-	471,531
Total	$264,085	$15,123,620	$272,184	$15,659,889

Forward currency contracts(1):	Level 1	Level 2	Level 3	Total
Unrealized appreciation on open forward currency contracts	$-	$5,955	$-	$5,955
Unrealized depreciation on open forward currency contracts	-	(120)	-	(120)
Total	$-	$5,835	$-	$5,835

(1) Forward currency contracts are not included in the investment portfolio.

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended September 30, 2011 (dollars in thousands):

	Beginning value at 10/1/2010	Transfers into Level 3(2)	Purchases	Sales	Net realized loss(3)	Unrealized depreciation(3)	Transfers out of Level 3(2)	Ending value at 9/30/2011
Investment securities	$220,515	$41,182	$183,269	$(76,336)	$(2,679)	$(40,355)	$(53,412)	$272,184

Net unrealized depreciation during the period on Level 3 investment securities held at September 30, 2011 (dollars in thousands)(3):								$(21,487)

(2) Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
(3) Net realized loss and unrealized depreciation are included in the related amounts on investments in the statement of operations.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2011, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2007 and by state tax authorities and tax authorities outside the U.S. for tax years before 2006.

Non-U.S. taxation – Dividend and interest income are recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; paydowns on fixed-income securities; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2011, the fund reclassified $4,954,000 from undistributed net investment income to accumulated net realized loss and $16,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of September 30, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$67,652
Capital loss carryforward expiring 2018*	(998,023)
Gross unrealized appreciation on investment securities	456,253
Gross unrealized depreciation on investment securities	(1,174,129)
Net unrealized depreciation on investment securities	(717,876)
Cost of investment securities	16,377,765

*Reflects the utilization of capital loss carryforwards of $470,531,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while capital loss carryforward remains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after September 30, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended September 30
Share class	2011	2010
Class A	$948,181	$834,904
Class B	26,714	34,275
Class C	95,927	86,904
Class F-1	115,447	111,786
Class F-2	46,320	29,436
Class 529-A	20,211	15,068
Class 529-B	1,431	1,534
Class 529-C	7,106	5,379
Class 529-E	1,063	786
Class 529-F-1	1,045	716
Class R-1	1,552	1,356
Class R-2	15,146	12,981
Class R-3	24,160	20,641
Class R-4	17,338	14,263
Class R-5	19,644	16,441
Class R-6	8,747	6,571
Total	$1,350,032	$1,193,041

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.135% on such assets in excess of $15 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $8,333,333 of the fund's monthly gross income and decreasing to 1.50% on such income in excess of $50 million. For the year ended September 30, 2011, the investment advisory services fee was $53,627,000, which was equivalent to an annualized rate of 0.306% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2011, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2011, the total administrative services fees paid by CRMC were $91,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended September 30, 2011, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$28,461	$13,748	Not applicable	Not applicable	Not applicable
Class B	3,766	434	Not applicable	Not applicable	Not applicable
Class C	13,712	Included in administrative services	$1,925	$294	Not applicable
Class F-1	3,693		2,085	143	Not applicable
Class F-2	Not applicable		762	41	Not applicable
Class 529-A	544		252	43	$261
Class 529-B	205		19	7	21
Class 529-C	1,024		99	29	103
Class 529-E	71		12	2	14
Class 529-F-1	-		13	2	13
Class R-1	222		26	16	Not applicable
Class R-2	1,623		323	670	Not applicable
Class R-3	1,621		460	200	Not applicable
Class R-4	557		324	20	Not applicable
Class R-5	Not applicable		239	11	Not applicable
Class R-6	Not applicable		54	2	Not applicable
Total	$55,499	$14,182	$6,593	$1,480	$412

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $142,000, shown on the accompanying financial statements, includes $120,000 in current fees (either paid in cash or deferred) and a net increase of $22,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2011
Class A	$2,605,724	229,912	$844,366	75,016	$(3,058,911)	(271,226)	$391,179	33,702
Class B	41,092	3,620	23,217	2,059	(236,503)	(20,828)	(172,194)	(15,149)
Class C	324,695	28,610	81,992	7,284	(421,827)	(37,401)	(15,140)	(1,507)
Class F-1	529,143	46,653	110,292	9,796	(730,942)	(65,285)	(91,507)	(8,836)
Class F-2	277,746	24,465	34,006	3,025	(210,334)	(18,597)	101,418	8,893
Class 529-A	75,124	6,629	20,114	1,788	(43,688)	(3,871)	51,550	4,546
Class 529-B	2,565	226	1,419	126	(9,838)	(868)	(5,854)	(516)
Class 529-C	30,054	2,653	7,072	629	(19,438)	(1,725)	17,688	1,557
Class 529-E	4,520	401	1,058	94	(1,995)	(177)	3,583	318
Class 529-F-1	6,417	566	1,037	92	(2,737)	(244)	4,717	414
Class R-1	6,478	571	1,518	135	(9,006)	(796)	(1,010)	(90)
Class R-2	78,238	6,908	14,994	1,332	(87,033)	(7,692)	6,199	548
Class R-3	119,975	10,572	24,046	2,133	(173,188)	(15,397)	(29,167)	(2,692)
Class R-4	91,285	8,062	17,262	1,533	(98,183)	(8,664)	10,364	931
Class R-5	95,406	8,410	19,487	1,731	(105,669)	(9,381)	9,224	760
Class R-6	49,975	4,389	8,737	776	(34,734)	(3,110)	23,978	2,055
Total net increase
(decrease)	$4,338,437	382,647	$1,210,617	107,549	$(5,244,026)	(465,262)	$305,028	24,934

Year ended September 30, 2010
Class A	$2,549,658	237,137	$718,689	66,733	$(2,711,019)	(253,025)	$557,328	50,845
Class B	59,021	5,490	28,604	2,660	(225,133)	(20,994)	(137,508)	(12,844)
Class C	333,246	30,974	69,926	6,493	(378,365)	(35,308)	24,807	2,159
Class F-1	567,831	52,781	96,858	8,992	(804,727)	(74,985)	(140,038)	(13,212)
Class F-2	310,713	28,776	21,074	1,954	(190,621)	(17,930)	141,166	12,800
Class 529-A	60,849	5,661	14,969	1,389	(33,452)	(3,121)	42,366	3,929
Class 529-B	3,632	338	1,524	142	(5,994)	(557)	(838)	(77)
Class 529-C	28,229	2,627	5,337	495	(16,411)	(1,531)	17,155	1,591
Class 529-E	3,160	295	780	73	(1,975)	(184)	1,965	184
Class 529-F-1	3,580	334	711	66	(1,922)	(180)	2,369	220
Class R-1	8,700	809	1,320	123	(6,828)	(638)	3,192	294
Class R-2	73,929	6,877	12,843	1,193	(62,328)	(5,801)	24,444	2,269
Class R-3	141,257	13,093	20,523	1,907	(139,982)	(13,093)	21,798	1,907
Class R-4	101,937	9,508	14,129	1,311	(88,963)	(8,330)	27,103	2,489
Class R-5	108,455	10,143	16,300	1,514	(111,893)	(10,505)	12,862	1,152
Class R-6	70,051	6,607	6,543	607	(42,497)	(3,946)	34,097	3,268
Total net increase
(decrease)	$4,424,248	411,450	$1,030,130	95,652	$(4,822,110)	(450,128)	$632,268	56,974

*Includes exchanges between share classes of the fund.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $8,713,606,000 and $8,233,164,000, respectively, during the year ended September 30, 2011.

9.	Forward currency contracts

The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund values forward currency contracts based on the applicable exchange rate and records unrealized appreciation or depreciation for open forward currency contracts in the statement of assets and liabilities. The fund records realized gains or losses at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the statement of operations.

As of September 30, 2011, the fund had open forward currency contracts to sell currencies, as shown in the following table. The open forward currency contracts shown are generally indicative of the level of activity over the prior 12-month period.

				(amounts in thousands)
			Contract amount		Unrealized appreciation (depreciation) at 9/30/2011
Sales:	Settlement date	Counterparty	Receive	Deliver

Brazilian reais	10/18/2011	JPMorgan Chase	$23,214	BRL40,000	$2,040
Euros	10/19/2011	Barclays Bank PLC	$13,880	€10,000	485
Euros	10/20/2011	JPMorgan Chase	$826	€600	22
Euros	10/20/2011	HSBC Bank	$14,193	€10,300	396
Euros	10/21/2011	Bank of New York Mellon	$9,542	€7,000	166
Euros	10/25/2011	HSBC Bank	$1,025	€750	21
Euros	10/26/2011	UBS AG	$420	€305	12
Euros	10/26/2011	JPMorgan Chase	$1,571	€1,150	31
Euros	10/27/2011	Barclays Bank PLC	$9,390	€6,875	181
Euros	10/27/2011	Barclays Bank PLC	$12,006	€8,790	232
Euros	10/28/2011	Citibank	$4,038	€3,000	20
Euros	10/31/2011	JPMorgan Chase	$56,606	€41,500	1,019
Euros	10/31/2011	JPMorgan Chase	$8,184	€6,000	147
Euros	11/3/2011	UBS AG	$2,046	€1,500	37
Euros	11/3/2011	HSBC Bank	$14,987	€11,150	52
Euros	11/3/2011	Citibank	$61,937	€45,700	726
Euros	11/3/2011	JPMorgan Chase	$23,139	€17,000	368
Indonesian rupiah	10/18/2011	JPMorgan Chase	$1,810	IDR16,973,450	(118)
Philippine pesos	10/18/2011	JPMorgan Chase	$4,707	PHP206,100	(2)
Forward currency contracts - net					$5,835

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income to average net assets(4)
Class A:
Year ended 9/30/2011	$11.13	$.85	$(.74)	$.11	$(.88)	$-	$(.88)	$10.36	.67%	$11,223	.67%	.67%	7.57%
Year ended 9/30/2010	10.29	.89	.78	1.67	(.83)	-	(.83)	11.13	16.75	11,687	.68	.68	8.26
Year ended 9/30/2009	10.01	.83	.33	1.16	(.88)	-	(.88)	10.29	14.03	10,274	.80	.79	9.57
Year ended 9/30/2008	12.35	.93	(2.32)	(1.39)	(.93)	(.02)	(.95)	10.01	(11.87)	8,074	.70	.67	8.14
Year ended 9/30/2007	12.30	.93	.04	.97	(.92)	-	(.92)	12.35	7.99	9,516	.69	.66	7.35
Class B:
Year ended 9/30/2011	11.13	.77	(.74)	.03	(.80)	-	(.80)	10.36	(.10)	264	1.44	1.44	6.82
Year ended 9/30/2010	10.29	.80	.78	1.58	(.74)	-	(.74)	11.13	15.86	452	1.46	1.46	7.50
Year ended 9/30/2009	10.01	.76	.33	1.09	(.81)	-	(.81)	10.29	13.18	550	1.56	1.55	8.93
Year ended 9/30/2008	12.35	.85	(2.32)	(1.47)	(.85)	(.02)	(.87)	10.01	(12.55)	557	1.47	1.44	7.37
Year ended 9/30/2007	12.30	.83	.04	.87	(.82)	-	(.82)	12.35	7.19	756	1.44	1.41	6.62
Class C:
Year ended 9/30/2011	11.13	.76	(.74)	.02	(.79)	-	(.79)	10.36	(.15)	1,229	1.48	1.48	6.76
Year ended 9/30/2010	10.29	.80	.78	1.58	(.74)	-	(.74)	11.13	15.80	1,337	1.51	1.51	7.44
Year ended 9/30/2009	10.01	.76	.33	1.09	(.81)	-	(.81)	10.29	13.15	1,213	1.58	1.57	8.74
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.59)	890	1.52	1.48	7.32
Year ended 9/30/2007	12.30	.83	.04	.87	(.82)	-	(.82)	12.35	7.14	1,045	1.48	1.45	6.55
Class F-1:
Year ended 9/30/2011	11.13	.85	(.74)	.11	(.88)	-	(.88)	10.36	.62	1,264	.72	.72	7.52
Year ended 9/30/2010	10.29	.88	.78	1.66	(.82)	-	(.82)	11.13	16.69	1,457	.74	.74	8.21
Year ended 9/30/2009	10.01	.83	.33	1.16	(.88)	-	(.88)	10.29	14.02	1,482	.81	.80	9.54
Year ended 9/30/2008	12.35	.93	(2.32)	(1.39)	(.93)	(.02)	(.95)	10.01	(11.90)	1,204	.74	.70	8.09
Year ended 9/30/2007	12.30	.92	.04	.96	(.91)	-	(.91)	12.35	7.98	1,166	.70	.67	7.32
Class F-2:
Year ended 9/30/2011	11.13	.88	(.74)	.14	(.91)	-	(.91)	10.36	.88	568	.46	.46	7.77
Year ended 9/30/2010	10.29	.91	.78	1.69	(.85)	-	(.85)	11.13	16.98	511	.48	.48	8.44
Year ended 9/30/2009	10.01	.81	.37	1.18	(.90)	-	(.90)	10.29	14.32	341	.53	.53	8.99
Period from 8/4/2008 to 9/30/2008	11.01	.14	(1.00)	(.86)	(.14)	-	(.14)	10.01	(7.84)	13	.08	.07	1.34
Class 529-A:
Year ended 9/30/2011	11.13	.85	(.74)	.11	(.88)	-	(.88)	10.36	.59	261	.74	.74	7.50
Year ended 9/30/2010	10.29	.88	.78	1.66	(.82)	-	(.82)	11.13	16.66	230	.76	.76	8.18
Year ended 9/30/2009	10.01	.82	.33	1.15	(.87)	-	(.87)	10.29	13.99	172	.84	.83	9.50
Year ended 9/30/2008	12.35	.93	(2.32)	(1.39)	(.93)	(.02)	(.95)	10.01	(11.91)	120	.74	.71	8.11
Year ended 9/30/2007	12.30	.92	.04	.96	(.91)	-	(.91)	12.35	7.92	124	.76	.72	7.30
Class 529-B:
Year ended 9/30/2011	11.13	.75	(.74)	.01	(.78)	-	(.78)	10.36	(.22)	16	1.55	1.55	6.70
Year ended 9/30/2010	10.29	.79	.78	1.57	(.73)	-	(.73)	11.13	15.74	23	1.56	1.56	7.39
Year ended 9/30/2009	10.01	.75	.33	1.08	(.80)	-	(.80)	10.29	13.08	22	1.65	1.64	8.76
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.64)	18	1.58	1.55	7.26
Year ended 9/30/2007	12.30	.82	.04	.86	(.81)	-	(.81)	12.35	7.06	21	1.56	1.53	6.50
Class 529-C:
Year ended 9/30/2011	11.13	.76	(.74)	.02	(.79)	-	(.79)	10.36	(.21)	101	1.54	1.54	6.70
Year ended 9/30/2010	10.29	.79	.78	1.57	(.73)	-	(.73)	11.13	15.75	91	1.56	1.56	7.39
Year ended 9/30/2009	10.01	.75	.33	1.08	(.80)	-	(.80)	10.29	13.08	68	1.64	1.63	8.71
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.64)	49	1.57	1.54	7.27
Year ended 9/30/2007	12.30	.82	.04	.86	(.81)	-	(.81)	12.35	7.07	52	1.55	1.52	6.50
Class 529-E:
Year ended 9/30/2011	11.13	.81	(.74)	.07	(.84)	-	(.84)	10.36	.31	15	1.02	1.02	7.22
Year ended 9/30/2010	10.29	.85	.78	1.63	(.79)	-	(.79)	11.13	16.34	12	1.04	1.04	7.90
Year ended 9/30/2009	10.01	.80	.33	1.13	(.85)	-	(.85)	10.29	13.66	9	1.13	1.12	9.23
Year ended 9/30/2008	12.35	.90	(2.32)	(1.42)	(.90)	(.02)	(.92)	10.01	(12.18)	7	1.06	1.02	7.79
Year ended 9/30/2007	12.30	.88	.04	.92	(.87)	-	(.87)	12.35	7.62	7	1.04	1.01	7.01

Class 529-F-1:
Year ended 9/30/2011	$11.13	$.87	$(.74)	$.13	$(.90)	$-	$(.90)	$10.36	.80%	$14	.53%	.53%	7.70%
Year ended 9/30/2010	10.29	.90	.78	1.68	(.84)	-	(.84)	11.13	16.91	11	.55	.55	8.40
Year ended 9/30/2009	10.01	.84	.33	1.17	(.89)	-	(.89)	10.29	14.23	7	.63	.62	9.72
Year ended 9/30/2008	12.35	.95	(2.32)	(1.37)	(.95)	(.02)	(.97)	10.01	(11.74)	6	.56	.52	8.29
Year ended 9/30/2007	12.30	.94	.04	.98	(.93)	-	(.93)	12.35	8.15	6	.54	.51	7.51
Class R-1:
Year ended 9/30/2011	11.13	.76	(.74)	.02	(.79)	-	(.79)	10.36	(.17)	20	1.50	1.50	6.74
Year ended 9/30/2010	10.29	.79	.78	1.57	(.73)	-	(.73)	11.13	15.78	23	1.53	1.53	7.41
Year ended 9/30/2009	10.01	.75	.33	1.08	(.80)	-	(.80)	10.29	13.08	18	1.64	1.63	8.65
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.62)	12	1.55	1.52	7.29
Year ended 9/30/2007	12.30	.82	.04	.86	(.81)	-	(.81)	12.35	7.08	13	1.57	1.52	6.50
Class R-2:
Year ended 9/30/2011	11.13	.76	(.74)	.02	(.79)	-	(.79)	10.36	(.15)	200	1.53	1.48	6.76
Year ended 9/30/2010	10.29	.80	.78	1.58	(.74)	-	(.74)	11.13	15.80	209	1.58	1.51	7.44
Year ended 9/30/2009	10.01	.76	.33	1.09	(.81)	-	(.81)	10.29	13.17	170	1.79	1.56	8.81
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.58)	128	1.70	1.48	7.34
Year ended 9/30/2007	12.30	.82	.04	.86	(.81)	-	(.81)	12.35	7.13	138	1.69	1.47	6.56
Class R-3:
Year ended 9/30/2011	11.13	.81	(.74)	.07	(.84)	-	(.84)	10.36	.31	266	1.02	1.02	7.22
Year ended 9/30/2010	10.29	.85	.78	1.63	(.79)	-	(.79)	11.13	16.33	316	1.05	1.05	7.90
Year ended 9/30/2009	10.01	.80	.33	1.13	(.85)	-	(.85)	10.29	13.66	272	1.13	1.12	9.20
Year ended 9/30/2008	12.35	.89	(2.32)	(1.43)	(.89)	(.02)	(.91)	10.01	(12.20)	185	1.07	1.04	7.77
Year ended 9/30/2007	12.30	.88	.04	.92	(.87)	-	(.87)	12.35	7.58	186	1.07	1.04	6.98
Class R-4:
Year ended 9/30/2011	11.13	.85	(.74)	.11	(.88)	-	(.88)	10.36	.61	208	.72	.72	7.52
Year ended 9/30/2010	10.29	.88	.78	1.66	(.82)	-	(.82)	11.13	16.68	213	.75	.75	8.19
Year ended 9/30/2009	10.01	.83	.33	1.16	(.88)	-	(.88)	10.29	14.02	172	.81	.80	9.56
Year ended 9/30/2008	12.35	.93	(2.32)	(1.39)	(.93)	(.02)	(.95)	10.01	(11.93)	125	.77	.73	8.08
Year ended 9/30/2007	12.30	.92	.04	.96	(.91)	-	(.91)	12.35	7.93	118	.75	.72	7.30
Class R-5:
Year ended 9/30/2011	11.13	.88	(.74)	.14	(.91)	-	(.91)	10.36	.91	224	.42	.42	7.82
Year ended 9/30/2010	10.29	.91	.78	1.69	(.85)	-	(.85)	11.13	17.03	232	.44	.44	8.50
Year ended 9/30/2009	10.01	.85	.33	1.18	(.90)	-	(.90)	10.29	14.37	202	.51	.50	9.88
Year ended 9/30/2008	12.35	.96	(2.32)	(1.36)	(.96)	(.02)	(.98)	10.01	(11.65)	140	.45	.42	8.40
Year ended 9/30/2007	12.30	.96	.04	1.00	(.95)	-	(.95)	12.35	8.26	137	.44	.41	7.61
Class R-6:
Year ended 9/30/2011	11.13	.89	(.74)	.15	(.92)	-	(.92)	10.36	.96	104	.37	.37	7.86
Year ended 9/30/2010	10.29	.92	.78	1.70	(.86)	-	(.86)	11.13	17.09	89	.39	.39	8.56
Period from 5/1/2009 to 9/30/2009	8.47	.33	1.83	2.16	(.34)	-	(.34)	10.29	25.96	49	.18	.18	3.55

	Year ended September 30
	2011	2010	2009	2008	2007
Portfolio turnover rate for all share classes	51%	47%	43%	35%	42%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American High-Income Trust:

We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the “Fund”), including the summary investment portfolio as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
November 11, 2011

Expense example
    unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2011, through September 30, 2011).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4/1/2011	Ending account value 9/30/2011	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$935.10	$3.25	.67%
Class A -- assumed 5% return	1,000.00	1,021.71	3.40	.67
Class B -- actual return	1,000.00	931.49	6.97	1.44
Class B -- assumed 5% return	1,000.00	1,017.85	7.28	1.44
Class C -- actual return	1,000.00	931.31	7.17	1.48
Class C -- assumed 5% return	1,000.00	1,017.65	7.49	1.48
Class F-1 -- actual return	1,000.00	934.88	3.44	.71
Class F-1 -- assumed 5% return	1,000.00	1,021.51	3.60	.71
Class F-2 -- actual return	1,000.00	936.11	2.18	.45
Class F-2 -- assumed 5% return	1,000.00	1,022.81	2.28	.45
Class 529-A -- actual return	1,000.00	934.73	3.64	.75
Class 529-A -- assumed 5% return	1,000.00	1,021.31	3.80	.75
Class 529-B -- actual return	1,000.00	930.92	7.55	1.56
Class 529-B -- assumed 5% return	1,000.00	1,017.25	7.89	1.56
Class 529-C -- actual return	1,000.00	930.97	7.50	1.55
Class 529-C -- assumed 5% return	1,000.00	1,017.30	7.84	1.55
Class 529-E -- actual return	1,000.00	933.48	4.94	1.02
Class 529-E -- assumed 5% return	1,000.00	1,019.95	5.16	1.02
Class 529-F-1 -- actual return	1,000.00	935.72	2.62	.54
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.36	2.74	.54
Class R-1 -- actual return	1,000.00	931.16	7.26	1.50
Class R-1 -- assumed 5% return	1,000.00	1,017.55	7.59	1.50
Class R-2 -- actual return	1,000.00	931.28	7.17	1.48
Class R-2 -- assumed 5% return	1,000.00	1,017.65	7.49	1.48
Class R-3 -- actual return	1,000.00	933.41	4.94	1.02
Class R-3 -- assumed 5% return	1,000.00	1,019.95	5.16	1.02
Class R-4 -- actual return	1,000.00	934.85	3.49	.72
Class R-4 -- assumed 5% return	1,000.00	1,021.46	3.65	.72
Class R-5 -- actual return	1,000.00	936.28	2.04	.42
Class R-5 -- assumed 5% return	1,000.00	1,022.96	2.13	.42
Class R-6 -- actual return	1,000.00	936.53	1.80	.37
Class R-6 -- assumed 5% return	1,000.00	1,023.21	1.88	.37

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information
unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2011:

Qualified dividend income	$20,933,000
Corporate dividends received deduction	$15,453,000
U.S. government income that may be exempt from state taxation	$2,193,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2012, to determine the calendar year amounts to be included on their 2011 tax returns. Shareholders should consult their tax advisers.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2011:
			10 years1/
	1 year	5 years	Life of class
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares are
sold within six years of purchase	−4.76%	3.91%	6.93%
Not reflecting CDSC	−0.10	4.20	6.93

Class C shares
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	−1.08	4.15	6.70
Not reflecting CDSC	−0.15	4.15	6.70

Class F-1 shares3
Not reflecting annual asset-based fee charged
by sponsoring firm	0.62	4.96	7.52

Class F-2 shares3 — first sold 8/4/08
Not reflecting annual asset-based fee charged
by sponsoring firm	0.88	—	7.15

Class 529-A shares4 — first sold 2/19/02
Reflecting 3.75% maximum sales charge	−3.15	4.13	6.89
Not reflecting maximum sales charge	0.59	4.93	7.31

Class 529-B shares2,4 — first sold 2/25/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	−4.87	3.80	6.70
Not reflecting CDSC	−0.22	4.08	6.70

Class 529-C shares4 — first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	−1.14	4.09	6.43
Not reflecting CDSC	−0.21	4.09	6.43

Class 529-E shares3,4 — first sold 3/15/02	0.31	4.63	6.78

Class 529-F-1 shares3,4 — first sold 9/16/02
Not reflecting annual asset-based fee charged
by sponsoring firm	0.80	5.15	8.92

1Applicable to Classes B, C and F-1 shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 25 and 26 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of trustees and other officers

“Independent” trustees1
	Year first
	elected a
	trustee of
Name and age	the fund2	Principal occupation(s) during past five years

Lee A. Ault III, 75	2010	Private investor and corporate director; former
		Chairman of the Board, In-Q-Tel, Inc. (technology
		venture company)

William H. Baribault, 66	2010	Chairman of the Board and CEO, Oakwood
		Enterprises (private investment and consulting)

James G. Ellis, 64	2006	Dean and Professor of Marketing, Marshall School of
		Business, University of Southern California

Martin Fenton, 76	1989	Chairman of the Board, Senior Resource Group LLC
Chairman of the Board		(development and management of senior living
(Independent and		communities)

Non-Executive)

Leonard R. Fuller, 65	1994	President and CEO, Fuller Consulting (financial
		management consulting firm)

W. Scott Hedrick, 66	2010	Founding General Partner, InterWest Partners
		(venture capital firm)

R. Clark Hooper, 65	2005	Private investor; former President, Dumbarton Group
		LLC (securities industry consulting)

Merit E. Janow, 53	2010	Professor, Columbia University, School of
		International and Public Affairs; former Member,
		World Trade Organization Appellate Body

Laurel B. Mitchell,	2010	Clinical Professor and Director, Accounting Program,
Ph.D., 56		University of Redlands

Frank M. Sanchez, 68	1999	Principal, The Sanchez Family Corporation dba
		McDonald’s Restaurants (McDonald’s licensee)

Margaret Spellings, 54	2010	President and CEO, Margaret Spellings & Company;
		President, U.S. Forum for Policy Innovation and
		Senior Advisor to the President and CEO, U.S.
		Chamber of Commerce; former United States
		Secretary of Education, United States Department of
		Education — Federal Government Agency

Steadman Upham, Ph.D., 62	2007	President and Professor of Anthropology,
		The University of Tulsa

“Independent” trustees1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	trustee	Other directorships4 held by trustee

Lee A. Ault III, 75	42	Anworth Mortgage Asset Corporation

William H. Baribault, 66	42	None

James G. Ellis, 64	46	Quiksilver, Inc.

Martin Fenton, 76	42	Capital Private Client Services Funds; Capital
Chairman of the Board		Emerging Markets Total Opportunities Fund
(Independent and
Non-Executive)

Leonard R. Fuller, 65	46	None

W. Scott Hedrick, 66	42	Hot Topic, Inc.; Office Depot, Inc.

R. Clark Hooper, 65	48	JPMorgan Value Opportunities Fund, Inc.;
		The Swiss Helvetia Fund, Inc.

Merit E. Janow, 53	45	The NASDAQ Stock Market LLC;
		Trimble Navigation Limited

Laurel B. Mitchell,	42	None
Ph.D., 56

Frank M. Sanchez, 68	42	None

Margaret Spellings, 54	42	None

Steadman Upham, Ph.D., 62	45	None

Ambassador Richard G. Capen, Jr., a trustee of the fund since 1999, and Richard G. Newman, a trustee of the fund since 1991, have retired from the board. The trustees thank Ambassador Capen and Mr. Newman for their dedication and service to the fund.

See footnotes on page 32.

“Interested” trustees5
	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

Paul G. Haaga, Jr., 62	1987	Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management
Company; Senior Vice President —
		Fixed Income, Capital Research and Management
		Company

John H. Smet, 55	2011	Senior Vice President — Fixed Income, Capital
		Research and Management Company; Director,
		The Capital Group Companies, Inc.6

“Interested” trustees5
	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	trustee	Other directorships4 held by trustee

Paul G. Haaga, Jr., 62	14	None
Vice Chairman of the Board

John H. Smet, 55	17	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

David C. Barclay, 55	1995	Senior Vice President — Fixed Income, Capital
President		Research and Management Company; Director,
		Capital Research and Management Company

Jennifer L. Hinman, 53	2001	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research Company;6 Director, Capital International
		Research, Inc.;6 Director, Capital Strategy Research,
		Inc.6

David A. Daigle, 44	2008	Senior Vice President — Fixed Income, Capital
Vice President		Research Company6

Marcus B. Linden, 45	2008	Senior Vice President — Fixed Income, Capital
Vice President		Research Company6

Richard N. Lewis, 38	2011	Senior Vice President — Fixed Income, Capital
Vice President		Research Company6

Kristine M. Nishiyama, 41	2003	Senior Vice President and Senior Counsel — Fund
Vice President		Business Management Group, Capital Research and
		Management Company; Vice President and Senior
		Counsel, Capital Bank and Trust Company6

Courtney R. Taylor, 36	2006	Assistant Vice President — Fund Business
Secretary		Management Group, Capital Research and
		Management Company

Karl C. Grauman, 43	2011	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Steven I. Koszalka, 47	2010	Vice President — Fund Business Management
Assistant Secretary		Group, Capital Research and Management Company

M. Susan Gupton, 38	2008	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Dori Laskin, 60	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Trustees and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds, consisting of 33 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 18 funds and serves as the underlying investment vehicle for certain variable insurance contracts; and American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.

Offices of the fund and of the
investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2011, portfolio of American High-Income Trust’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American High-Income Trust files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available on the American Funds website or by calling AFS.

This report is for the information of shareholders of American High-Income Trust, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2011, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 89% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 65% of 10-year periods and 75% of 20-year periods.* Our fund management fees have consistently been among the lowest in the industry.†

*Based on Class A share results for periods through 12/31/10. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
†Based on management fees for the 20-year period ended 12/31/10 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

•	Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•	Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•	Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•	Balanced funds
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®
American Funds Global Balanced FundSM

•	Bond funds
Emphasis on current income through bonds
American Funds Mortgage FundSM
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•	Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New YorkSM
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

Money market fund
American Funds Money Market Fund®

•	American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-921-1111P

Litho in USA RCG/RRD/8049-S28688

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Frank M. Sanchez, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2010	$105,000
2011	$109,000

b) Audit-Related Fees:
2010	$5,000
2011	$5,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 (which replaced Statement on Auditing Standards Number 70) issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	$7,000
2011	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2010	None
2011	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2010	$999,000
2011	$1,055,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 (which replaced Statement on Auditing Standards Number 70) issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	$10,000
2011	$38,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2010	$2,000
2011	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,416,000 for fiscal year 2010 and $1,651,000 for fiscal year 2011. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American High-Income TrustSM
Investment portfolio

September 30, 2011

Bonds, notes & other debt instruments — 91.95%	Principal amount (000)	Value (000)

CORPORATE BONDS, NOTES & LOANS — 88.37%
CONSUMER DISCRETIONARY — 24.51%
Mandalay Resort Group 6.375% 2011	$4,150	$4,129
MGM Resorts International 6.75% 2012	52,553	51,765
MGM Resorts International 6.75% 2013	45,790	44,645
MGM Resorts International 13.00% 2013	27,275	31,230
MGM Resorts International 5.875% 2014	82,445	75,643
MGM Resorts International 10.375% 2014	10,225	11,209
MGM Resorts International 6.625% 2015	18,975	16,176
MGM Resorts International 6.875% 2016	9,000	7,695
MGM Resorts International 7.50% 2016	40,600	35,424
MGM Resorts International 11.125% 2017	14,775	16,289
MGM Resorts International 9.00% 2020	18,925	19,753
Charter Communications Operating, LLC, Term Loan B, 7.25% 20141,2,3	28	28
Charter Communications, Inc. 13.50% 2016	47,704	54,621
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.25% 2017	70,900	71,255
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.875% 2018	40,425	41,335
CCO Holdings LLC and CCO Holdings Capital Corp. 7.00% 2019	10,000	9,750
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.125% 2020	38,175	39,893
Univision Communications Inc., Term Loan, 4.489% 20171,2,3	133,119	112,357
Univision Communications Inc. 6.875% 20194	21,330	19,090
Univision Communications Inc. 8.50% 20214	54,275	42,606
Virgin Media Finance PLC, Series 1, 9.50% 2016	88,775	96,321
Virgin Media Secured Finance PLC 6.50% 2018	9,325	9,954
Virgin Media Finance PLC 8.375% 20194	57,435	61,312
Michaels Stores, Inc., Term Loan B1, 2.50% 20131,2,3	17,346	16,634
Michaels Stores, Inc. 0%/13.00% 20165	67,520	69,883
Michaels Stores, Inc., Term Loan B2, 4.75% 20161,2,3	5,877	5,630
Michaels Stores, Inc. 11.375% 2016	11,000	11,192
Michaels Stores, Inc. 7.75% 2018	65,100	61,194
Toys “R” Us-Delaware, Inc., Term Loan B, 6.00% 20161,2,3	14,157	13,626
Toys “R” Us-Delaware, Inc. 7.375% 20164	19,580	18,797
Toys “R” Us Property Co. II, LLC 8.50% 2017	38,025	37,265
Toys “R” Us Property Co. I, LLC 10.75% 2017	3,875	4,117
Toys “R” Us-Delaware, Inc., Term Loan B2, 5.25% 20181,2,3	65,486	62,469
Toys “R” Us, Inc. 7.375% 2018	9,550	8,165
Neiman Marcus Group, Inc. 10.375% 2015	34,125	34,637
Neiman Marcus Group, Inc., Term Loan B, 4.75% 20181,2,3	102,945	95,467
Boyd Gaming Corp. 6.75% 2014	27,850	24,090
Boyd Gaming Corp. 7.125% 2016	30,615	22,655
Boyd Gaming Corp. 9.125% 20184	79,570	65,844
Nara Cable Funding Ltd. 8.875% 2018	€93,800	103,039
ONO Finance II PLC 10.875% 20194	$350	247
ONO Finance II PLC 11.125% 2019	€8,925	7,922
Needle Merger Sub Corp. 8.125% 20194	$122,990	107,616
Allison Transmission Holdings, Inc., Term Loan B, 2.98% 20141,2,3	31,319	29,631
Allison Transmission Holdings, Inc. 11.00% 20154	73,035	75,956
Revel Entertainment, Term Loan B, 9.00% 20181,2,3	83,325	69,368
Revel Entertainment 12.00% 20186,7,8	36,178	25,515
Mediacom Broadband LLC and Mediacom Broadband Corp. 8.50% 2015	67,753	67,753
Mediacom LLC and Mediacom Capital Corp. 9.125% 2019	26,450	26,450
Limited Brands, Inc. 5.25% 2014	703	735
Limited Brands, Inc. 8.50% 2019	14,560	16,526
Limited Brands, Inc. 7.00% 2020	18,193	19,194
Limited Brands, Inc. 6.625% 2021	55,628	56,323
J.C. Penney Co., Inc., Series A, 6.875% 2015	4,548	4,741
J.C. Penney Co., Inc. 5.75% 2018	52,184	51,140
J.C. Penney Co., Inc. 5.65% 2020	33,397	31,477
Clear Channel Worldwide Holdings, Inc., Series B, 9.25% 2017	82,450	84,717
EchoStar DBS Corp 7.125% 2016	7,000	7,122
DISH DBS Corp 7.875% 2019	3,550	3,639
DISH DBS Corp 6.75% 20214	74,265	71,294
Warner Music Group 9.50% 20164	10,550	10,735
Warner Music Group 9.50% 2016	7,550	7,682
Warner Music Group 11.50% 20184	48,350	44,724
Warner Music Group 13.75% 20194	16,975	15,023
AMC Entertainment Inc. 8.00% 2014	7,825	7,590
AMC Entertainment Inc. 8.75% 2019	46,675	46,092
AMC Entertainment Inc. 9.75% 2020	23,000	20,930
Hanesbrands Inc., Series B, 3.77% 20141	45,550	44,753
Hanesbrands Inc. 8.00% 2016	18,350	19,497
Hanesbrands Inc. 6.375% 2020	9,000	8,775
Burger King Corp. 9.875% 2018	28,250	29,239
Burger King Corp 0%/11.00% 20194,5	76,125	42,059
Bon-Ton Department Stores, Inc. 10.25% 2014	85,775	69,049
Macy’s Retail Holdings, Inc. 8.125% 20151	35,947	41,907
Federated Department Stores, Inc. 6.79% 2027	23,385	23,660
PETCO Animal Supplies, Inc. 9.25% 20184	63,505	63,823
Academy, Ltd., Term Loan B, 6.00% 20181,2,3	45,950	44,083
Academy, Ltd. 9.25% 20194	21,050	19,682
Wynn Las Vegas, LLC and Wynn Capital Corp. 7.875% 2017	3,400	3,578
Wynn Las Vegas, LLC and Wynn Capital Corp. 7.75% 2020	53,250	56,179
Cinemark USA, Inc., Term Loan, 3.48% 20161,2,3	5,466	5,373
Cinemark USA, Inc. 8.625% 2019	47,461	49,122
Royal Caribbean Cruises Ltd. 6.875% 2013	4,000	4,050
Royal Caribbean Cruises Ltd. 11.875% 2015	42,475	49,483
CityCenter Holdings, LLC 7.625% 20164	27,500	25,988
CityCenter Holdings, LLC 11.50% 20174,7	28,501	25,342
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	40,750	41,769
Sally Holdings LLC and Sally Capital Inc. 10.50% 2016	8,292	8,603
Regal Entertainment Group 9.125% 2018	17,450	17,363
Regal Cinemas Corp. 8.625% 2019	30,455	31,140
Tower Automotive Holdings 10.625% 20174	48,696	48,453
Jaguar Land Rover PLC 7.75% 20184	15,960	14,284
Jaguar Land Rover PLC 8.125% 20214	36,000	31,860
Burlington Coat Factory Warehouse Corp., Term Loan B, 6.25% 20171,2,3	37,147	35,640
Burlington Coat Factory Warehouse Corp. 10.00% 20194	9,550	8,165
Technical Olympic USA, Inc. 9.00% 20108,9	22,486	14,773
Technical Olympic USA, Inc. 9.00% 20108,9	7,325	4,813
Technical Olympic USA, Inc. 9.25% 20114,8,9	36,325	23,866
Local T.V. Finance LLC, Term Loan B, 2.24% 20131,2,3	7,206	6,770
Local T.V. Finance LLC 9.25% 20151,4,7	31,914	29,520
NCL Corp. Ltd. 11.75% 2016	18,925	21,385
NCL Corp. Ltd. 9.50% 20184	9,725	9,871
Fox Acquisition LLC 13.375% 20164	29,470	31,165
CSC Holdings, Inc. 8.50% 2014	14,750	15,985
CSC Holdings, Inc. 8.50% 2015	3,500	3,701
CSC Holdings, Inc. 8.625% 2019	10,125	11,112
DineEquity, Inc. 9.50% 2018	28,775	28,703
Mohegan Tribal Gaming Authority 8.00% 2012	17,950	11,937
Mohegan Tribal Gaming Authority 6.125% 2013	1,225	827
Mohegan Tribal Gaming Authority 7.125% 2014	24,600	12,423
Mohegan Tribal Gaming Authority 6.875% 2015	6,775	3,286
Marina District Finance Co., Inc. 9.50% 2015	10,000	9,075
Marina District Finance Co., Inc. 9.875% 2018	21,000	17,640
Gray Television, Inc. 10.50% 2015	9,175	8,349
Gray Television, Inc., Series D, 17.00%1,6,8,9	21,003	18,063
Vidéotron Ltée 6.875% 2014	4,110	4,131
Vidéotron Ltée 6.375% 2015	3,720	3,757
Quebecor Media Inc. 7.75% 2016	13,600	13,634
Quebecor Media Inc. 7.75% 2016	4,375	4,397
LBI Media, Inc. 8.50% 20174	40,150	25,495
Jarden Corp. 8.00% 2016	23,250	24,674
Radio One, Inc., Term Loan B, 7.50% 20161,2,3	25,079	24,156
Cumulus Media Inc., Term Loan, 7.50% 20191,2,3	4,665	4,423
Cumulus Media Inc. 7.75% 20194	22,000	18,645
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012	28,180	21,910
Allbritton Communications Co. 8.00% 2018	22,000	20,790
Chrysler Group LLC, Term Loan B, 6.00% 20171,2,3	7,731	6,759
Chrysler Group LLC 8.00% 20194	13,585	10,664
UPC Germany GmbH 8.125% 20174	2,300	2,311
UPC Germany GmbH 9.625% 2019	€10,800	14,096
Seneca Gaming Corp. 8.25% 20184	$16,750	16,206
Education Management LLC and Education Management Finance Corp. 8.75% 2014	16,245	15,920
Lamar Media Corp. 7.875% 2018	13,525	13,593
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 8.625% 20174	13,250	13,184
Gymboree Corp., Term Loan 1L, 5.00% 20181,2,3	13,994	12,523
Dynacast International Ltd. 9.25% 20194	10,950	9,964
Kabel BW Erste Beteiligu 7.50% 2019	€7,250	9,373
Seminole Tribe of Florida 7.804% 20202,4	$8,935	8,533
Meritage Corp. 7.731% 20174	9,000	7,965
Phillips-Van Heusen Co. 7.375% 2020	5,000	5,237
FCE Bank PLC 7.125% 2013	€3,550	4,863
Marks and Spencer Group PLC 7.125% 20374	$4,270	4,442
Tenneco Inc. 6.875% 2020	4,300	4,192
Clear Channel Communications, Inc. 5.00% 2012	2,815	2,787
Grupo Televisa, SAB 6.625% 2040	2,500	2,662
Time Warner Cable Inc. 7.50% 2014	750	849
Cox Communications, Inc. 5.45% 2014	390	432
KAC Acquisition Corp. 8.00% 20262,4,7,8	256	—
		3,916,076

TELECOMMUNICATION SERVICES — 11.42%
Sprint Capital Corp. 8.375% 2012	8,800	8,932
Nextel Communications, Inc., Series E, 6.875% 2013	46,088	45,051
Nextel Communications, Inc., Series F, 5.95% 2014	117,065	110,334
Nextel Communications, Inc., Series D, 7.375% 2015	178,423	169,948
Sprint Nextel Corp. 6.00% 2016	12,000	10,380
Sprint Capital Corp. 8.75% 2032	3,000	2,621
Clearwire Communications and Clearwire Finance, Inc., Series B, 12.00% 20154	136,130	116,051
Clearwire Communications and Clearwire Finance, Inc., Series A, 12.00% 20154	129,180	110,126
Clearwire Communications and Clearwire Finance, Inc. 12.00% 20174	87,930	53,198
Cricket Communications, Inc. 10.00% 2015	29,245	29,172
Cricket Communications, Inc. 7.75% 2016	151,590	152,916
Cricket Communications, Inc. 7.75% 2020	20,000	17,450
Wind Acquisition SA 11.75% 20174	127,465	108,983
Wind Acquisition SA 7.25% 20184	$30,530	26,141
Wind Acquisition SA 7.375% 2018	€21,915	24,957
Level 3 Financing, Inc. 9.25% 2014	$2,582	2,563
Level 3 Financing, Inc. 8.75% 2017	17,793	16,481
Level 3 Financing, Inc. 10.00% 2018	16,050	15,488
Level 3 Escrow Inc. 8.125% 20194	96,750	85,745
Level 3 Communications, Inc. 11.875% 20194	18,450	17,620
Digicel Group Ltd. 12.00% 20144	61,825	69,553
Digicel Group Ltd. 12.00% 2014	600	675
Digicel Group Ltd. 8.875% 20154	47,975	45,816
Digicel Group Ltd. 8.875% 2015	10,015	9,564
Digicel Group Ltd. 10.50% 20184	10,450	10,398
Frontier Communications Corp. 7.875% 2015	19,800	19,949
Frontier Communications Corp. 8.25% 2017	64,725	63,107
Frontier Communications Corp. 8.50% 2020	29,150	28,421
Frontier Communications Corp. 8.75% 2022	11,625	11,218
Vodafone Group PLC, Term Loan, 6.875% 20152,3,7,8	58,033	58,323
Vodafone Group PLC, Term Loan B, 6.25% 20162,3,7,8	44,900	44,900
Trilogy International Partners, LLC, 10.25% 20164	85,890	84,602
LightSquared, Term Loan B, 12.00% 20142,3,7	147,173	72,430
Crown Castle International Corp. 9.00% 2015	29,475	31,686
Crown Castle International Corp. 7.75% 20174	11,150	11,930
Crown Castle International Corp. 7.125% 2019	2,900	3,001
American Tower Corp. 7.00% 2017	21,825	24,729
American Tower Corp. 7.25% 2019	11,225	12,934
Intelsat Jackson Holding Co. 9.50% 2016	15,425	15,676
Intelsat Jackson Holding Co. 8.50% 2019	20,250	19,845
SBA Telecommunications, Inc. 8.00% 2016	12,850	13,525
Sorenson Communications 10.50% 20154	20,700	12,109
Portugal Telecom International Finance BV 5.625% 2016	€10,000	11,353
América Móvil, SAB de CV 5.00% 2020	$4,350	4,637
América Móvil, SAB de CV 8.46% 2036	MXN65,000	4,435
Telecom Italia Capital SA 6.999% 2018	$5,950	5,976
Syniverse Holdings, Inc. 9.125% 2019	4,600	4,531
Hawaiian Telcom, Inc., Term Loan, 9.00% 20151,2,3,7	4,518	4,525
		1,824,005

FINANCIALS — 10.82%
Realogy Corp. 10.50% 2014	1,000	865
Realogy Corp., Letter of Credit, 4.518% 20161,2,3	14,852	12,120
Realogy Corp., Term Loan B, 4.522% 20161,2,3	148,893	121,507
Realogy Corp., Second Lien Term Loan A, 13.50% 20172,3	147,699	143,268
Realogy Corp. 7.875% 20194	150,435	114,331
CIT Group Inc., Series A, 7.00% 20142	12,585	12,852
CIT Group Inc., Series A, 7.00% 2015	164,536	163,508
CIT Group Inc., Series A, 7.00% 2016	167,495	162,679
Liberty Mutual Group Inc. 6.50% 20354	18,000	17,459
Liberty Mutual Group Inc., Series B, 7.00% 20671,4	11,185	9,563
Liberty Mutual Group Inc., Series A, 7.80% 20871,4	54,093	47,872
Liberty Mutual Group Inc., Series C, 10.75% 20881,4	47,950	57,540
Regions Financial Corp. 6.375% 2012	19,523	19,913
Regions Financial Corp. 7.75% 2014	36,979	37,256
Regions Financial Corp. 5.20% 2015	5,300	4,982
Regions Financial Corp. 5.75% 2015	5,024	4,873
Springleaf Finance Corp., Series I, 5.40% 2015	18,513	13,607
Springleaf Finance Corp., Term Loan B, 5.50% 20171,2,3	37,290	32,442
Springleaf Finance Corp., Series J, 6.90% 2017	20,000	14,500
HBOS PLC 6.75% 20184	26,925	23,007
LBG Capital No.1 PLC, Series 2, 7.875% 20204	29,490	21,675
Lloyds TSB Bank PLC 6.375% 2021	1,250	1,236
HBOS PLC 6.00% 20334	17,185	11,154
Lloyds Banking Group PLC, junior subordinated 6.657% preference shares (undated)1,4,9	5,000	2,530
Host Marriott, LP, Series O, 6.375% 2015	10,725	10,725
Host Hotels & Resorts, LP, Series Q, 6.75% 2016	18,325	18,417
Host Hotels & Resorts LP 9.00% 2017	3,850	4,177
Host Hotels & Resorts LP 5.875% 20194	16,100	15,456
Host Hotels & Resorts LP 6.00% 2020	4,000	3,910
Rouse Co. 7.20% 2012	12,145	12,509
Rouse Co. 5.375% 2013	22,130	22,019
Rouse Co. 6.75% 20134	17,950	18,152
MetLife Capital Trust IV, junior subordinated 7.875% 20671,4	14,950	14,801
MetLife Capital Trust X, junior subordinated 9.25% 20681,4	22,500	25,425
MetLife Inc., junior subordinated 10.75% 20691	7,000	8,771
Developers Diversified Realty Corp. 5.50% 2015	2,470	2,469
Developers Diversified Realty Corp. 9.625% 2016	20,326	23,054
Developers Diversified Realty Corp. 7.50% 2017	9,940	10,511
Developers Diversified Realty Corp. 7.875% 2020	6,040	6,417
Ford Motor Credit Co. 7.25% 2011	8,000	8,010
Ford Motor Credit Co. 8.70% 2014	2,000	2,166
Ford Motor Credit Co. 5.625% 2015	2,000	2,018
Ford Motor Credit Co. 7.00% 2015	6,000	6,315
Ford Motor Credit Co. 8.00% 2016	13,950	15,267
Ford Motor Credit Co. 6.625% 2017	5,150	5,373
Royal Bank of Scotland Group PLC 5.05% 2015	3,581	3,331
Royal Bank of Scotland Group PLC 4.70% 2018	18,909	15,373
RBS Capital Trust II 6.425% noncumulative trust1,9	24,535	11,900
Royal Bank of Scotland Group PLC, junior subordinated 6.99% (undated)1,4,9	10,755	6,883
Hospitality Properties Trust 7.875% 2014	4,090	4,444
Hospitality Properties Trust 5.125% 2015	4,410	4,480
Hospitality Properties Trust 6.30% 2016	5,940	6,167
Hospitality Properties Trust 5.625% 2017	8,870	9,022
Hospitality Properties Trust 6.70% 2018	9,595	10,285
Prologis, Inc. 7.625% 2014	3,000	3,272
Prologis, Inc. 6.25% 2017	2,750	2,883
Prologis, Inc. 6.625% 2018	8,570	8,908
Prologis, Inc. 7.375% 2019	7,120	7,723
Prologis, Inc. 6.875% 2020	6,580	6,884
Zions Bancorporation 5.65% 2014	6,115	6,245
Zions Bancorporation 7.75% 2014	5,530	5,836
Zions Bancorporation 6.00% 2015	17,002	17,181
Catlin Insurance Ltd., junior subordinated 7.249% (undated)1,4	30,275	26,264
International Lease Finance Corp. 5.00% 2012	3,525	3,463
International Lease Finance Corp., Series R, 6.375% 2013	1,000	978
International Lease Finance Corp. 8.625% 2015	13,430	13,380
International Lease Finance Corp. 5.75% 2016	9,000	8,012
Lazard Group LLC 7.125% 2015	22,000	24,330
Genworth Financial, Inc. 7.625% 2021	14,935	12,909
Genworth Financial, Inc., junior subordinated 6.15% 20661	22,500	11,363
Barclays Bank PLC 5.14% 2020	5,000	4,067
Barclays Bank PLC, junior subordinated 7.434% (undated)1,4	21,226	17,511
Synovus Financial Corp. 4.875% 2013	3,355	3,137
Synovus Financial Corp. 5.125% 2017	19,612	16,670
Unum Group 7.125% 2016	12,425	14,342
Unum Group 5.625% 2020	1,155	1,276
ACE Cash Express, Inc. 11.00% 20194	17,300	15,440
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated)1	13,810	14,293
Associated Banc-Corp 5.125% 2016	12,700	13,236
NASDAQ OMX Group, Inc. 5.25% 2018	12,250	12,999
Community Choice Financial 10.75% 20194	9,825	9,579
BBVA Bancomer SA, junior subordinated 7.25% 20204	2,805	2,742
BBVA Bancomer SA 6.50% 20214	7,200	6,714
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)1	8,770	9,063
XL Capital Ltd., Series E, junior subordinated 6.50% (undated)1	11,250	8,944
Brandywine Operating Partnership, LP 7.50% 2015	7,000	7,593
Capital One Capital V 10.25% 2039	7,170	7,322
HSBK (Europe) BV 7.25% 20214	8,545	7,122
QBE Capital Funding III LP 7.25% 20411,4	7,650	6,935
Société Générale 5.75% 20164	6,000	5,456
Banco Mercantil del Norte, SA 6.135% 20161,4	3,500	3,469
Banco Mercantil del Norte, SA, junior subordinated 6.862% 20211,4	2,000	1,980
VEB Finance Ltd. 6.902% 20204	4,950	4,876
Banco de Crédito del Perú 5.375% 20204	5,000	4,775
The Export-Import Bank of Korea 4.375% 2021	2,900	2,750
Banco del Estado de Chile 4.125% 20204	2,500	2,511
Allstate Corp., Series B, junior subordinated 6.125% 20671	2,530	2,283
Ally Financial Inc. 6.875% 2012	1,468	1,499
Development Bank of Kazakhstan 5.50% 20154	1,475	1,412
		1,728,213

INDUSTRIALS — 9.91%
Hawker Beechcraft Acquisition Co., LLC, Letter of Credit, 2.146% 20141,2,3	9,456	6,564
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 2.369% 20141,2,3	156,753	108,808
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 10.50% 20141,2,3	22,071	19,257
Hawker Beechcraft Acquisition Co., LLC 8.50% 2015	8,045	3,459
Hawker Beechcraft Acquisition Co., LLC 8.875% 20151,7	54,450	23,005
Hawker Beechcraft Acquisition Co., LLC 9.75% 2017	3,125	1,031
Ply Gem Industries, Inc. 13.125% 2014	13,415	12,795
Ply Gem Industries, Inc. 8.25% 2018	142,150	116,563
US Investigations Services, Inc., Term Loan B, 2.981% 20151,2,3	6,544	5,955
US Investigations Services, Inc., Term Loan B, 7.75% 20151,2,3	53,773	52,787
US Investigations Services, Inc. 10.50% 20154	48,330	45,189
US Investigations Services, Inc. 11.75% 20164	17,700	16,372
CEVA Group PLC, Bridge Loan, 9.75% 20151,2,3,8	56,263	36,571
CEVA Group PLC 11.625% 20164	16,330	16,044
CEVA Group PLC 8.375% 20174	25,775	23,971
CEVA Group PLC 11.50% 20184	37,657	34,833
ARAMARK Corp. 3.754% 20151	28,570	26,570
ARAMARK Corp. 8.50% 2015	51,370	52,269
ARAMARK Corp. 8.625% 20164,7	23,800	23,562
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	121,680	99,169
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B1, 5.26% 20141,2,3	7,855	7,413
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B2, 5.26% 20141,2,3	7,528	7,104
DAE Aviation Holdings, Inc. 11.25% 20154	80,629	81,838
Nortek Inc. 10.00% 20184,10	50,485	46,951
Nortek Inc. 8.50% 20214,10	51,015	41,322
Continental Airlines, Inc. 8.75% 2011	2,450	2,459
United Air Lines, Inc., Term Loan B, 2.25% 20141,2,3	29,318	27,974
United Air Lines, 1991 Equipment Trust Certificates, Series A, 10.11% 20062,8,9	1,135	—
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 20172	2,370	2,344
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 20182	4,123	3,876
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 20182	3,355	3,263
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20192	4,345	4,443
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 20192	1,061	1,047
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20202	3,305	3,316
Continental Airlines, Inc., Series 1999-1, Class B, 6.795% 20202	739	711
Continental Airlines, Inc., Series 2003-ERJ3, Class A, 7.875% 20202	10,587	10,217
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 20212,4	8,271	7,599
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 20222	4,585	4,608
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 20222	2,487	2,579
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 20222	288	304
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 20222	5,655	5,549
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 20242	2,722	2,639
Esterline Technologies Corp. 6.625% 2017	21,562	21,885
Esterline Technologies Corp. 7.00% 2020	44,360	45,802
Northwest Airlines, Inc., Term Loan B, 3.87% 20131,2,3	7,932	7,734
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 20142	8,113	8,204
Delta Air Lines, Inc., Series 2010-B, Class 2-B, 6.75% 20152,4	7,650	7,153
Northwest Airlines, Inc., Term Loan A, 2.12% 20181,2,3	9,430	8,676
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 20242	28,993	28,558
Euramax International, Inc. 9.50% 20164	65,835	52,833
Nielsen Finance LLC and Nielsen Finance Co. 11.625% 2014	2,557	2,915
Nielsen Finance LLC and Nielsen Finance Co. 11.50% 2016	6,492	7,401
Nielsen Finance LLC, Term Loan 1L, 8.50% 20172,3,8	28,000	30,240
Nielsen Finance LLC and Nielsen Finance Co. 7.75% 2018	9,700	9,942
Navios Maritime Acquisition Corporation and Navios Acquisition Finance (US) Inc. 8.625% 2017	34,840	29,179
Navios Maritime Holdings Inc. 8.125% 20194	21,275	17,871
Navios South American Logistics Inc. 9.25% 20194	3,225	2,830
Ashtead Capital, Inc. 9.00% 20164	48,955	48,710
TransDigm Inc. 7.75% 2018	46,445	47,490
RBS Global, Inc. and Rexnord LLC 11.75% 2016	3,525	3,613
RBS Global, Inc. and Rexnord LLC 8.50% 2018	39,800	38,308
JELD-WEN Escrow Corp. 12.25% 20174	38,625	38,046
AMR Corp. 9.00% 2012	16,155	15,266
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 20132	1,300	1,300
AMR Corp. 9.00% 2016	1,475	1,283
American Airlines, Inc., Series 2001-1, Class B, 7.377% 20192	6,428	4,339
AMR Corp. 9.88% 2020	1,275	1,026
AMR Corp. 9.80% 2021	2,555	2,057
AMR Corp. 10.00% 2021	9,000	7,245
H&E Equipment Services, Inc. 8.375% 2016	22,775	21,978
Baker Corp. 8.25% 20194	14,400	13,032
RSC Equipment Rental, Inc. and RSC Holdings III, LLC 9.50% 2014	2,960	2,960
RSC Equipment Rental, Inc. and RSC Holdings III, LLC 8.25% 2021	11,125	9,679
Manitowoc Company, Inc. 8.50% 2020	12,975	11,807
RailAmerica, Inc. 9.25% 2017	10,253	11,150
Kansas City Southern Railway Co. 8.00% 2015	10,392	11,106
Sequa Corp., Term Loan B, 3.50% 20141,2,3	6,469	6,113
CMA CGM 8.50% 20174	12,800	5,248
Odebrecht Finance Ltd 6.00% 20234	4,800	4,512
Florida East Coast Railway Corp. 8.125% 2017	3,950	3,851
		1,583,672

HEALTH CARE — 8.51%
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	90,830	94,009
Elan Finance PLC and Elan Finance Corp. 8.75% 2016	115,660	120,286
Elan Finance PLC and Elan Finance Corp. 8.75% 2016	45,885	48,294
VWR Funding, Inc., Series B, 10.25% 20151,7	138,533	137,841
Quintiles, Term Loan B, 5.00% 20181,2,3	137,176	129,431
PTS Acquisition Corp. 9.50% 20151,7	120,218	110,300
PTS Acquisition Corp. 9.75% 2017	€15,140	15,314
Tenet Healthcare Corp. 7.375% 2013	$51,295	51,808
Tenet Healthcare Corp. 9.25% 2015	48,935	49,180
Bausch & Lomb Inc. 9.875% 2015	64,975	65,462
HCA Inc. 6.375% 2015	21,730	21,241
HCA Inc., Term Loan B2, 3.619% 20171,2,3	7,015	6,620
HCA Inc. 6.50% 2020	5,000	4,900
HCA Inc. 7.875% 2020	5,050	5,252
HCA Inc. 7.50% 2022	25,300	23,403
Symbion Inc 8.00% 20164	64,460	58,336
Alkermes, Inc., Term Loan B, 6.75% 20171,2,3	36,975	36,236
Alkermes, Inc., Term Loan B, 9.50% 20181,2,3	19,930	19,731
Patheon Inc. 8.625% 20174	63,911	54,644
inVentiv Health Inc. 10.00% 20184	51,720	45,772
inVentiv Health Inc. 10.00% 20184	2,305	2,040
Surgical Care Affiliates, Inc. 8.875% 20151,4,7	28,684	27,823
Surgical Care Affiliates, Inc. 10.00% 20174	19,430	18,556
Merge Healthcare Inc 11.75% 2015	27,425	27,974
Merge Healthcare Inc. 11.75% 20154	14,075	14,357
Grifols Inc 8.25% 20184	36,790	36,974
Rotech Healthcare Inc. 10.50% 2018	41,455	33,682
Centene Corp. 5.75% 2017	30,320	29,752
Multiplan Inc. 9.875% 20184	25,990	25,860
Boston Scientific Corp. 6.00% 2020	12,086	13,589
ConvaTec Healthcare 10.50% 20184	13,100	11,594
Accellent Inc. 8.375% 2017	7,500	7,181
Endo Pharmaceuticals Holdings Inc. 7.00% 20194	1,960	1,977
Endo Pharmaceuticals Holdings Inc. 7.00% 20204	3,500	3,526
DJO Finance LLC and DJO Finance Corp. 7.75% 20184	3,900	3,354
Health Management Associates, Inc. 6.125% 2016	3,000	2,962
Vanguard Health Systems Inc. 0% 2016	1,235	809
		1,360,070

INFORMATION TECHNOLOGY — 7.09%
First Data Corp., Term Loan B2, 2.985% 20141,2,3	69,455	60,535
First Data Corp. 9.875% 2015	20,387	17,074
First Data Corp. 9.875% 2015	1,046	881
First Data Corp. 10.55% 20157	27,235	22,809
First Data Corp. 11.25% 2016	69,385	47,182
First Data Corp. 7.375% 20194	5,000	4,462
First Data Corp. 8.25% 20214	79,972	63,578
First Data Corp. 12.625% 20214	190,117	141,637
First Data Corp. 8.75% 20221,4,7	106,127	84,371
Freescale Semiconductor, Inc., Term Loan, 4.472% 20161,2,3	19,735	18,131
Freescale Semiconductor, Inc. 10.125% 2016	87,627	89,599
Freescale Semiconductor, Inc. 9.25% 20184	44,725	46,179
Freescale Semiconductor, Inc. 10.125% 20184	42,186	44,084
NXP BV and NXP Funding LLC 2.999% 20131	2,434	2,364
NXP BV and NXP Funding LLC 4.355% 20131,2	€2,948	3,792
NXP BV and NXP Funding LLC 10.00% 20136	$77,049	85,428
NXP BV and NXP Funding LLC 8.625% 2015	€7,275	10,039
NXP BV and NXP Funding LLC 9.75% 20184	$55,650	58,433
SRA International, Inc., Term Loan B, 6.50% 20181,2,3	54,250	50,272
Sterling Merger Inc. 11.00% 20194	60,220	57,510
Blackboard Inc., Term Loan B, 7.50% 20181,2,3	76,925	71,694
SunGard Data Systems Inc. 10.625% 2015	6,250	6,547
SunGard Data Systems Inc. 7.375% 2018	14,900	13,931
SunGard Data Systems Inc. 7.625% 2020	23,484	21,958
EH Holding Corp. 6.50% 20194	4,500	4,354
EH Holding Corp. 7.625% 20214	23,825	23,051
Serena Software, Inc. 10.375% 2016	24,540	25,153
Jabil Circuit, Inc. 8.25% 2018	11,915	13,553
Jabil Circuit, Inc. 5.625% 2020	6,000	5,880
Advanced Micro Devices, Inc. 8.125% 2017	11,050	11,105
Advanced Micro Devices, Inc. 7.75% 2020	3,750	3,694
Sanmina-SCI Corp. 3.097% 20141,4	3,105	2,981
Sanmina-SCI Corp. 8.125% 2016	11,466	11,609
Ceridian Corp. 11.25% 2015	11,000	9,130
		1,133,000

MATERIALS — 5.29%
Reynolds Group 8.50% 20164	52,340	52,733
Reynolds Group 8.75% 20184	34,685	29,482
Reynolds Group 7.125% 20194	15,495	14,488
Reynolds Group 7.875% 20194	35,840	34,765
Reynolds Group 9.00% 20194	22,570	19,297
Reynolds Group 9.875% 20194	80,890	71,588
Georgia Gulf Corp. 10.75% 201610	5,388	5,630
Georgia Gulf Corp. 9.00% 20174,10	92,490	93,877
Ardagh Packaging Finance 7.375% 2017	€17,870	22,415
Ardagh Packaging Finance 7.375% 20174	$7,180	6,893
Ardagh Packaging Finance 11.125% 20184,7	11,765	9,174
Ardagh Packaging Finance 9.125% 20204	5,715	5,172
Ardagh Packaging Finance 9.25% 2020	€12,860	13,503
Ball Corp. 7.125% 2016	$15,285	16,126
Ball Corp. 6.75% 2020	4,885	5,080
Ball Corp. 5.75% 2021	21,080	20,606
MacDermid 9.50% 20174	44,766	41,632
Smurfit Kappa Acquisition 7.75% 2019	€11,610	14,932
Smurfit Capital Funding PLC 7.50% 2025	$25,515	23,346
Packaging Dynamics Corp. 8.75% 20164	34,325	33,810
Nalco Co. 8.25% 2017	26,500	29,017
Nalco Co. 6.625% 20194	3,000	3,300
Newpage Corp. 11.375% 2014	41,050	30,685
Consolidated Minerals Ltd. 8.875% 20164	33,060	28,349
JMC Steel Group Inc. 8.25% 20184	28,400	26,838
CEMEX Finance LLC 9.50% 20164	18,150	13,340
CEMEX Finance LLC 9.50% 2016	6,850	5,035
CEMEX SA 9.25% 20204	7,635	5,039
Graphic Packaging International, Inc. 9.50% 2017	11,715	12,594
Graphic Packaging International, Inc. 7.875% 2018	8,965	9,234
International Paper Co. 7.95% 2018	17,575	20,347
Mirabela Nickel Ltd. 8.75% 20184	21,025	17,135
Sappi Papier Holding GmbH 6.625% 2018	€5,850	6,388
Sappi Papier Holding GmbH 6.625% 20214	$12,245	10,469
Rockwood Specialties Group, Inc. 7.50% 2014	5,840	5,913
Rockwood Specialties Group, Inc. 7.625% 2014	€8,035	10,539
FMG Resources 7.00% 20154	$16,475	15,404
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	12,175	13,072
Fibria Overseas Finance Ltd. 6.75% 20214	13,400	12,127
Berry Plastics Corp. 9.50% 2018	12,665	10,829
OMNOVA Solutions Inc. 7.875% 2018	12,800	10,432
LBI Escrow Corp 8.00% 20174	7,307	7,910
ArcelorMittal 6.75% 2041	5,400	4,690
Solutia Inc. 8.75% 2017	1,565	1,675
		844,910

ENERGY — 3.88%
Petroplus Finance Ltd. 6.75% 20144	75,767	66,296
Petroplus Finance Ltd. 7.00% 20174	107,488	87,603
Petroplus Finance Ltd. 9.375% 20194	32,210	27,701
Arch Coal, Inc. 8.75% 2016	7,560	8,051
Arch Coal, Inc. 7.00% 20194	34,150	32,613
Arch Coal, Inc. 7.25% 20214	40,400	39,087
Laredo Petroleum, Inc. 9.50% 20194	59,850	63,142
Energy Transfer Partners, LP 7.50% 2020	39,325	40,603
CONSOL Energy Inc. 8.00% 2017	24,690	25,925
CONSOL Energy Inc. 8.25% 2020	8,850	9,359
Alpha Natural Resources, Inc. 6.00% 2019	30,375	28,477
TransCanada PipeLines Ltd., junior subordinated 6.35% 20671	19,950	19,901
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 20182,4	20,250	18,428
Teekay Corp. 8.50% 2020	19,135	18,417
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 20212,4	17,370	17,370
Overseas Shipholding Group, Inc. 8.125% 2018	20,725	17,305
Denbury Resources Inc. 9.75% 2016	7,400	8,029
Denbury Resources Inc. 8.25% 2020	6,088	6,423
Pemex Project Funding Master Trust 5.75% 2018	5,850	6,391
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	6,500	7,036
Enterprise Products Operating LLC 7.00% 20671	10,055	9,711
Concho Resources Inc. 8.625% 2017	3,300	3,514
Concho Resources Inc. 7.00% 2021	4,400	4,400
Continental Resources Inc. 8.25% 2019	1,800	1,935
Continental Resources Inc. 7.375% 2020	700	728
Continental Resources Inc. 7.125% 2021	5,000	5,075
Enbridge Energy Partners, LP, junior subordinated 8.05% 20771	7,220	7,469
Petrobras International 5.75% 2020	2,780	2,913
Petrobras International 6.875% 2040	4,130	4,398
General Maritime Corp. 12.00% 2017	19,450	7,051
Regency Energy Partners LP and Regency Energy Finance Corp. 6.50% 2021	5,750	5,807
Forest Oil Corp. 8.50% 2014	1,500	1,594
Forest Oil Corp. 7.25% 2019	4,000	3,960
Gazprom OJSC 5.092% 20154	2,340	2,317
Gazprom OJSC, Series 9, 6.51% 2022	1,075	1,056
Gazprom OJSC 7.288% 20374	1,800	1,762
Reliance Holdings Ltd. 6.25% 20404	5,000	4,476
El Paso Pipeline Partners Operating Co., LLC 5.00% 2021	2,105	2,122
Anadarko Petroleum Corp. 6.20% 2040	1,500	1,571
		620,016

CONSUMER STAPLES — 3.84%
SUPERVALU INC. 7.50% 2012	3,860	3,947
Albertson’s, Inc. 7.25% 2013	4,990	4,965
SUPERVALU INC. 7.50% 2014	25,950	25,561
SUPERVALU INC. 8.00% 2016	81,860	77,767
Albertson’s, Inc. 7.45% 2029	2,684	2,026
Albertson’s, Inc. 8.00% 2031	26,420	21,004
Rite Aid Corp. 9.75% 2016	22,200	23,532
Rite Aid Corp. 10.375% 2016	13,700	14,077
Rite Aid Corp. 10.25% 2019	30,345	31,786
Rite Aid Corp. 8.00% 2020	41,150	43,105
Stater Bros. Holdings Inc. 7.75% 2015	37,765	38,709
Stater Bros. Holdings Inc. 7.375% 2018	19,175	19,654
C&S Group Enterprises LLC 8.375% 20174	55,870	56,429
Tops Holding Corp. and Tops Markets, LLC. 10.125% 2015	51,959	52,219
Ingles Markets, Inc. 8.875% 2017	38,775	40,811
BFF International Ltd. 7.25% 20204	28,950	30,470
Smithfield Foods, Inc., Series B, 7.75% 2013	2,776	2,880
Smithfield Foods, Inc. 10.00% 2014	12,799	14,591
Smithfield Foods, Inc. 7.75% 2017	9,350	9,654
Cott Beverages Inc. 8.375% 2017	8,700	8,918
Cott Beverages Inc. 8.125% 2018	13,325	13,658
Tyson Foods, Inc. 10.50% 2014	16,525	19,169
Spectrum Brands Inc. 9.50% 2018	12,175	13,027
Constellation Brands, Inc. 8.375% 2014	4,650	5,127
Constellation Brands, Inc. 7.25% 2017	6,500	6,857
Del Monte Foods Co. 7.625% 20194	11,875	10,094
CEDC Finance Corp. 9.125% 20164	11,500	8,337
TreeHouse Foods, Inc. 7.75% 2018	7,400	7,677
Pilgrim’s Pride Corp. 7.875% 20184	10,000	7,675
		613,726

UTILITIES — 3.10%
Edison Mission Energy 7.50% 2013	40,575	37,938
Edison Mission Energy 7.75% 2016	12,825	8,657
Midwest Generation, LLC, Series B, 8.56% 20162	30,982	31,137
Edison Mission Energy 7.00% 2017	23,995	14,397
Edison Mission Energy 7.20% 2019	38,950	22,396
Homer City Funding LLC 8.734% 20262	7,792	6,584
Edison Mission Energy 7.625% 2027	32,830	18,221
TXU, Term Loan, 3.726% 20141,2,3	9,397	6,674
TXU, Term Loan, 4.772% 20171,2,3	84,978	57,028
Texas Competitive Electric Holdings Co. LLC, 11.50% 20204	44,925	36,165
Intergen Power 9.00% 20174	71,950	73,569
AES Corp. 7.75% 2015	5,575	5,686
AES Corp. 8.00% 2017	34,000	34,340
AES Corp. 8.00% 2020	16,300	16,382
AES Corp. 7.375% 20214	5,775	5,699
NRG Energy, Inc. 7.375% 2017	42,835	44,388
NRG Energy, Inc. 8.25% 2020	6,000	5,700
Nevada Power Co., General and Refunding Mortgage Notes, Series I, 6.50% 2012	525	539
Sierra Pacific Resources 6.75% 2017	14,385	14,616
NV Energy, Inc 6.25% 2020	22,150	23,263
CMS Energy Corp. 8.75% 2019	18,425	21,591
CMS Energy Corp. 6.25% 2020	2,700	2,800
Enersis SA 7.375% 2014	5,000	5,474
Abu Dhabi National Energy Co. PJSC (TAQA) 6.165% 20174	2,000	2,222
		495,466

Total corporate bonds, notes & loans		14,119,154

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 2.57%
Brazil (Federal Republic of) 10.00% 2017	BRL35,620	17,846
Brazil (Federal Republic of) 6.00% 201711	24,499	13,573
Brazil (Federal Republic of) Global 8.00% 20182	$2,954	3,497
Brazil (Federal Republic of) Global 4.875% 2021	3,100	3,329
Brazil (Federal Republic of) Global 10.25% 2028	BRL15,000	8,416
Brazil (Federal Republic of) Global 7.125% 2037	$2,500	3,206
Brazil (Federal Republic of) 6.00% 204511	BRL20,432	11,465
Turkey (Republic of) 16.00% 2012	TRY 8,000	4,455
Turkey (Republic of) 4.00% 201511	22,903	13,219
Turkey (Republic of) 10.00% 2015	15,100	8,491
Turkey (Republic of) 7.50% 2017	$9,700	11,082
Turkey (Republic of) 6.75% 2018	3,250	3,595
Turkey (Republic of) 6.75% 2040	2,500	2,619
Colombia (Republic of) Global 10.00% 2012	1,500	1,539
Colombia (Republic of) Global 10.75% 2013	3,800	4,228
Colombia (Republic of) Global 8.25% 2014	4,000	4,726
Colombia (Republic of) Global 12.00% 2015	COP19,150,000	12,080
Colombia (Republic of) Global 11.75% 2020	$1,936	2,977
Colombia (Republic of) Global 7.75% 2021	COP 1,780,000	996
Colombia (Republic of) Global 9.85% 2027	12,085,000	7,905
Colombia (Republic of) Global 10.375% 2033	$823	1,325
Colombia (Republic of) Global 7.375% 2037	4,139	5,428
United Mexican States Government, Series MI10, 9.50% 2014	MXN 80,000	6,539
United Mexican States Government, Series M20, 10.00% 2024	106,500	9,813
United Mexican States Government Global, Series A, 6.75% 2034	$6,105	7,540
United Mexican States Government, Series M30, 10.00% 2036	MXN47,000	4,232
United Mexican States Government 4.00% 204011	92,484	6,974
Polish Government, Series 0414, 5.75% 2014	PLN51,554	15,960
Polish Government, Series 1017, 5.25% 2017	2,050	610
Polish Government 6.375% 2019	$3,535	3,897
Polish Government 5.125% 2021	14,225	14,225
Russian Federation 7.85% 2018	RUB160,000	4,891
Russian Federation 7.85% 2018	115,000	3,515
Russian Federation 5.00% 2020	$2,100	2,068
Russian Federation 12.75% 2028	2,000	3,315
Russian Federation 7.50% 20302	15,536	17,527
Argentina (Republic of) 0.055% 20121,2	16,240	1,914
Argentina (Republic of) 7.00% 2015	9,560	7,981
Argentina (Republic of) 8.28% 20332,7	6,455	4,454
Argentina (Republic of) GDP-Linked 2035	77,377	10,833
Uruguay (Republic of) 5.00% 201811	UYU276,007	14,110
Uruguay (Republic of) 4.25% 20272,11	164,795	8,022
Venezuela (Republic of) 10.75% 2013	$6,000	5,925
Venezuela (Republic of) 8.50% 2014	1,250	1,106
Venezuela (Republic of) 7.65% 2025	8,455	4,819
Venezuela (Republic of) 9.25% 2027	9,795	6,269
Venezuela (Republic of) 9.25% 2028	2,390	1,482
Indonesia (Republic of) 10.375% 2014	1,800	2,110
Indonesia (Republic of), Series 30, 10.75% 2016	IDR20,135,000	2,697
Indonesia (Republic of) 6.875% 20174	$1,000	1,130
Indonesia (Republic of) 6.875% 2018	5,000	5,638
Indonesia (Republic of) 6.875% 20184	3,725	4,200
Indonesia (Republic of) 6.625% 20374	2,500	2,819
Panama (Republic of) Global 7.125% 2026	585	735
Panama (Republic of) Global 8.875% 2027	6,500	9,328
Panama (Republic of) Global 6.70% 20362	6,440	7,825
South Korean Government 5.00% 2014	KRW11,325,000	9,987
South Korean Government 5.50% 2017	2,800,000	2,605
Croatian Government 6.75% 20194	$9,400	9,104
Croatian Government 6.375% 20214	2,810	2,597
Dominican Republic 7.50% 20212,4	10,000	9,850
Philippines (Republic of) 6.25% 2036	PHP293,000	6,350
Hungarian Government, Series 17/B, 6.75% 2017	HUF1,012,000	4,450
Chilean Government 5.50% 2020	CLP1,790,000	3,644
Peru (Republic of) 7.125% 2019	$2,945	3,560
Corporación Andina de Fomento 5.75% 2017	3,000	3,287
Sri Lanka (Republic of) 6.25% 20214	3,300	3,179
Province of Buenos Aires 10.875% 20212,4	1,500	1,110
		410,223

MORTGAGE-BACKED OBLIGATIONS2 — 0.52%
American Tower Trust I, Series 2007-1A, Class E, 6.249% 20374	10,725	11,559
American Tower Trust I, Series 2007-1A, Class F, 6.639% 20374	27,010	29,050
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR12, Class 1-A2, 5.932% 20361	15,000	10,154
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY6, Class 2-A3, 5.55% 20371	17,469	13,624
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR4, Class 2-A-4, 5.617% 20361	6,000	5,336
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 3-A, 2.603% 20351	5,999	4,012
Bear Stearns ARM Trust, Series 2006-2, Class 2-A-1, 2.802% 20361	4,834	2,754
CS First Boston Mortgage Securities Corp., Series 2007-3, Class 4-A-1, 5.00% 2037	2,126	2,018
Citicorp Mortgage Securities, Inc. 5.50% 2035	1,906	1,905
Banc of America Mortgage Securities, Inc., Series 2005-E, Class 4-A1, 5.321% 20351	1,945	1,720
		82,132

U.S. TREASURY BONDS & NOTES — 0.34%
U.S. Treasury 1.375% 2012	10,000	10,113
U.S. Treasury 1.375% 2013	21,500	21,836
U.S. Treasury 3.25% 2016	20,000	22,200
		54,149

MUNICIPALS — 0.12%
State of New Jersey, Economic Development Authority, Energy Facility Revenue Bonds
(ACR Energy Partners, LLC Project), Series 2011-B, 12.00% 20304	12,385	12,644
State of Texas, Sabine River Authority, Pollution Control Revenue Refunding Bonds (TXU Electric Co. Project),
Series 2001-B, Alternative Minimum Tax, 5.75% 2030 (put 2011)	2,800	2,768
State of Texas, Brazos River Authority, Pollution Control Revenue Refunding Bonds (TXU Electric Co. Project),
Series 2001-C, Alternative Minimum Tax, 5.75% 2036 (put 2011)	2,515	2,486
State of Connecticut, Mohegan Tribe of Indians, Gaming Authority Priority Distribution Payment,
Public Improvement Bonds, Series 2003, 5.25% 2033	2,500	1,731
		19,629

ASSET-BACKED OBLIGATIONS2 — 0.03%
AmeriCredit Automobile Receivables Trust, Series 2010-1, Class D, 6.65% 2017	2,500	2,676
Aesop Funding II LLC, Series 2010-3A, Class B, 6.74% 20164	2,000	2,289
		4,965

Total bonds, notes & other debt instruments (cost: $15,301,044,000)		14,690,252

	Shares or
Convertible securities — 0.94%	principal amount

INFORMATION TECHNOLOGY — 0.52%
Linear Technology Corp., Series A, 3.00% convertible notes 2027	$46,000,000	47,150
Liberty Media Corp. 3.50% convertible notes 2031	$48,000,000	26,170
Suntech Power Holdings Co., Ltd. 3.00% convertible notes 2013	$25,000,000	10,000
		83,320

TELECOMMUNICATION SERVICES — 0.16%
Portugal Telecom, SGPS, SA convertible notes 2014	€20,000,000	22,253
Clearwire Corp. 8.25% convertible notes 20404	$7,722,000	3,803
		26,056

CONSUMER DISCRETIONARY — 0.12%
Cooper-Standard Holdings Inc. 7.00% convertible preferred4,8,10	99,687	19,056

ENERGY — 0.08%
Apache Corp., Series D, 6.00% convertible preferred 2013	230,000	11,769

FINANCIALS — 0.03%
Alexandria Real Estate Equities, Inc. 3.70% convertible notes 20274	$5,000,000	5,050

UTILITIES — 0.03%
PPL Corp. 9.50% convertible preferred 2013, units	86,650	4,800

Total convertible securities (cost: $152,489,000)		150,051

Preferred securities — 0.61%	Shares

FINANCIALS — 0.51%
Ally Financial Inc., Series G, 7.00%4	41,250	27,626
Ally Financial Inc., Series 2, 8.125% preferred	650,000	11,741
Zions Bancorporation, Series C, 9.50% noncumulative depositary shares	500,000	12,625
Swire Pacific Ltd. 8.84% cumulative guaranteed perpetual capital securities4	450,000	12,431
Citigroup Inc. 6.95% preferred	228,000	5,363
Citigroup Inc. 7.875% preferred	150,150	3,955
HSBC Holdings PLC, Series 2, 8.00%	300,000	7,697
		81,438

CONSUMER DISCRETIONARY — 0.10%
Las Vegas Sands Corp., Series A, 10.00%	145,900	16,376

Total preferred securities (cost: $104,487,000)		97,814

Common stocks — 1.53%

CONSUMER DISCRETIONARY — 0.46%
Cooper-Standard Holdings Inc.4,10,12	1,224,685	51,437
American Media, Inc.6,8,10,12	1,122,345	14,366
Ford Motor Co.12	810,210	7,834
Adelphia Recovery Trust, Series ACC-112	10,643,283	213
Adelphia Recovery Trust, Series Arahova12	1,773,964	73
Five Star Travel Corp.6,8,12	83,780	11
		73,934

TELECOMMUNICATION SERVICES — 0.37%
American Tower Corp., Class A12	538,967	28,997
AT&T Inc.	1,000,000	28,520
Hawaiian Telcom Holdco, Inc.12	86,239	1,202
		58,719

INDUSTRIALS — 0.22%
Delta Air Lines, Inc.12	2,373,769	17,803
Nortek, Inc.10,12	793,646	17,064
Atrium Corp.6,8,12	10,987	655
United Continental Holdings, Inc.12	22,981	445
ACF Industries Holding Corp.8,12	4,746	—
		35,967

FINANCIALS — 0.20%
Citigroup Inc.	998,169	25,573
CIT Group Inc.12	124,904	3,793
Bank of America Corp.	390,000	2,387
		31,753

MATERIALS — 0.19%
Georgia Gulf Corp.10,12	2,198,408	30,404

ENERGY — 0.09%
Petroplus Holdings AG12	2,440,000	13,783

INFORMATION TECHNOLOGY — 0.00%
HSW International, Inc.6,8,12	25,710	54

Total common stocks (cost: $255,792,000)		244,614

		Value
Warrants — 0.04%	Shares	(000)

CONSUMER DISCRETIONARY — 0.04%
Cooper-Standard Holdings Inc., warrants, expire 20174,8,10,12	195,965	$4,801
Charter Communications, Inc., warrants, expire 20148,12	13,390	151
Revel Holdings, Inc., warrants, expire 20216,8,12	16,916	34
		4,986

TELECOMMUNICATION SERVICES — 0.00%
Hawaiian Telcom Holdco, Inc., warrants, expire 20158,12	182,146	641

Total warrants (cost: $45,203,000)		5,627

	Principal amount
Short-term securities — 2.95%	(000)

Freddie Mac 0.11%–0.21% due 11/9/2011–6/7/2012	$114,540	114,506
Coca-Cola Co. 0.09%–0.10% due 10/24–11/16/20114	90,800	90,790
Straight-A Funding LLC 0.16% due 10/5/20114	50,500	50,497
Federal Home Loan Bank 0.13% due 5/30/2012	49,600	49,573
Wal-Mart Stores, Inc. 0.06% due 10/12/20114	42,900	42,899
Fannie Mae 0.14%–0.18% due 10/5/2011–1/3/2012	36,890	36,889
Variable Funding Capital Company LLC 0.20% due 11/22/20114	35,000	34,987
Procter & Gamble Co. 0.17% due 1/5/20124	15,300	15,296
U.S. Treasury Bill 0.205%–0.22% due 11/17/2011	12,600	12,600
Ciesco LLC 0.25% due 11/28/2011	12,200	12,197
NetJets Inc. 0.02%–0.11% due 10/3–11/16/20114	11,300	11,297

Total short-term securities (cost: $471,464,000)		471,531

Total investment securities (cost: $16,330,479,000)		15,659,889
Other assets less liabilities		316,674

Net assets		$15,976,563

1Coupon rate may change periodically.
2Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

3Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,816,000,000, which represented 11.37% of the net assets of the fund.

4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $5,246,784,000, which represented 32.84% of the net assets of the fund.
5Step bond; coupon rate will increase at a later date.

6Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets
NXP BV and NXP Funding LLC 10.00% 2013	7/17/2009	$68,045	$85,428	.53%
Revel Entertainment 12.00% 2018	2/15/2011–9/16/2011	34,858	25,515	.16
Revel Holdings, Inc., warrants, expire 2021	2/15/2011	—	34	.00
Gray Television, Inc., Series D, 17.00%	6/26/2008	19,901	18,063	.12
American Media, Inc.	11/17/2010	18,803	14,366	.09
Atrium Corp.	4/30/2010	990	655	.00
HSW International, Inc.	12/17/2007	791	54	.00
Five Star Travel Corp.	12/17/2007	21	11	.00
Total restricted securities		$143,409	$144,126	.90%

7Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
8Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $296,833,000, which represented 1.86% of the net assets of the fund.
9Scheduled interest and/or principal payment was not received.
10Represents an affiliated company as defined under the Investment Company Act of 1940.
11Index-linked bond whose principal amount moves with a government price index.
12Security did not produce income during the last 12 months.

Key to abbreviations and symbol

BRL = Brazilian reais
CLP = Chilean pesos
COP = Colombian pesos
€ = Euros
HUF = Hungarian forints
IDR = Indonesian rupiah
KRW = South Korean won
MXN = Mexican pesos
PHP = Philippine pesos
PLN = Polish zloty
RUB = Russian rubles
TRY = Turkish lira
UYU = Uruguayan pesos

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-921-1111O-S29406

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
American High-Income Trust:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of American High-Income Trust (the “Fund”) as of September 30, 2011, and for the year then ended and have issued our report thereon dated November 11, 2011, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of September 30, 2011, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
November 11, 2011

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN HIGH-INCOME TRUST

By /s/ David C. Barclay
David C. Barclay, President and Principal Executive Officer

Date: November 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ David C. Barclay
David C. Barclay, President and Principal Executive Officer

Date: November 30, 2011

By /s/ Karl C. Grauman
Karl C. Grauman, Treasurer and Principal Financial Officer

Date: November 30, 2011